                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )



     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [_]

     Check the appropriate box:

     [_] Preliminary Proxy Statement

     [_] Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))

     [X] Definitive Proxy Statement

     [_] Definitive Additional Materials

     [_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                               US DATAWORKS, INC.

                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



     Payment of Filing Fee (Check the appropriate box):

     [X] No fee required

     [_] Fee computed on below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

             -------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

             -------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             -------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

             -------------------------------------------------------------------

         (5) Total fee paid:

             -------------------------------------------------------------------

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount Previously Paid:

             -------------------------------------------------------------------

     (2)     Form, Schedule or Registration Statement No.:

             -------------------------------------------------------------------

     (3)     Filing Party:

             -------------------------------------------------------------------

     (4)     Date Filed:

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

                               US DATAWORKS, INC.
                         5301 HOLLISTER ROAD, SUITE 250
                                HOUSTON, TX 77040
                                 (713) 934-3855

                                 August 7, 2003





Dear Stockholder:

     You are cordially invited to attend our 2003 Annual Meeting of Stockholders to be held at 9:30 a.m., local time, on September 10, 2003 at the Company's offices at 5301 Hollister Road, Suite 250, Houston, Texas.

     The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

     After reading the Proxy Statement, please mark, date, sign and return, at your earliest convenience, the enclosed proxy in the enclosed prepaid envelope to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU DATE, SIGN AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON. Your vote is important, so please return your proxy promptly.

     A copy of our 2003 Annual Report to Stockholders is also enclosed.

     The Board of Directors and management look forward to seeing you at the meeting.

                                                     Sincerely yours,

                                                     /s/ Charles E. Ramey

                                                     Charles E. Ramey
                                                     CHIEF EXECUTIVE OFFICER

                               US DATAWORKS, INC.
                                 _______________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 10, 2003
                                 _______________

To the Stockholders of US Dataworks, Inc.:

     Notice is hereby given that the Annual Meeting of Stockholders of US Dataworks, Inc. (the "Company") will be held at the Company's offices at 5301 Hollister Road, Suite 250, Houston, Texas on September 10, 2003 at 9:30 a.m., local time, for the following purposes:

         1. To elect Class I directors to serve until the 2006 Annual Meeting of Stockholders and thereafter until their successors are elected and qualified.

         2. To approve the Subordinated, Convertible Note and Warrant Agreement with Charles E. Ramey.

         3. To approve an amendment to the Company's Amended and Restated 2000 Stock Option Plan to increase the number of shares available for issuance thereunder from 8,000,000 shares to 15,000,000 shares.

         4. To approve an amendment to the Company's Amended and Restated 2000 Stock Option Plan to increase the maximum number of shares subject to options granted to any employee during the term of the plan from 2,000,000 shares to 8,000,000 shares.

         5. To approve an amendment to the Company's Amended and Restated 2000 Stock Option Plan to increase the number of options granted to non-employee members of the Board of Directors.

         6. To approve an amendment to the Company's Amended and Restated 2000 Stock Option Plan to permit the granting of restricted share awards.

         7. To approve the grant of discretionary authority to the Board of Directors to effect a reverse stock split of the Company's outstanding shares of Common Stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock at a ratio within the range from one-for-five to one-for-ten.

         8. To ratify the appointment of Ham, Langston & Brezina, LLP as the Company's independent auditors.

         9. To transact such other business as may properly come before the meeting and any and all adjourned or postponed sessions thereof.

     Stockholders of record at the close of business on July 28, 2003 are entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment or postponement thereof.

     IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE HOPE THAT YOU WILL PROMPTLY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD. THIS WILL NOT LIMIT YOUR RIGHT TO ATTEND OR VOTE AT THE MEETING.

                                             By order of the Board of Directors.

                                             /s/ Terry Stepanik

                                             Terry Stepanik
                                             SECRETARY


Houston, Texas
August 7, 2003

                               US DATAWORKS, INC.
                         5301 HOLLISTER ROAD, SUITE 250
                                HOUSTON, TX 77040
                                 _______________

                                 PROXY STATEMENT
                                 _______________

                 INFORMATION CONCERNING SOLICITATION AND VOTING

 GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of US Dataworks, Inc. (which we will refer to as the "Company" or "US Dataworks" throughout this Proxy Statement) for use at the 2003 Annual Meeting of Stockholders to be held at the Company's headquarters located at 5301 Hollister Road, Suite 250, Houston, Texas on Wednesday, September 10, 2003, at 9:30 a.m., local time, and at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company's principal executive offices are located at the address listed at the top of the page and the telephone number is (713) 934-3855.

     The Company's 2003 Annual Report on Form 10-KSB, containing financial statements and financial statement schedules required to be filed for the year ended March 31, 2003, is being mailed together with these proxy solicitation materials to all stockholders entitled to vote. This Proxy Statement, the accompanying Proxy and the Company's 2003 Annual Report will first be mailed on or about August 7, 2003 to all stockholders entitled to vote at the meeting.

     THE COMPANY WILL PROVIDE COPIES OF EXHIBITS TO THE 2003 ANNUAL REPORT ON FORM 10-KSB TO ANY REQUESTING STOCKHOLDER UPON THE PAYMENT OF A REASONABLE FEE AND UPON THE REQUEST OF THE STOCKHOLDER MADE IN WRITING TO US DATAWORKS, INC., 5301 HOLLISTER ROAD, SUITE 250, HOUSTON, TEXAS, 77040, ATTN: JOHN S. REILAND. THE REQUEST MUST INCLUDE A REPRESENTATION BY THE STOCKHOLDER THAT, AS OF JULY 28, 2003, THE STOCKHOLDER WAS ENTITLED TO VOTE AT THE ANNUAL MEETING.

RECORD DATE AND SHARE OWNERSHIP

     Stockholders of record at the close of business on July 28, 2003 (which we will refer to as the "Record Date" throughout this Proxy Statement) are entitled to notice of and to vote at the Annual Meeting and at any adjournment(s) thereof. The Company has one series of Common Stock issued and outstanding, designated as Common Stock, $0.0001 par value per share, and two series of Preferred Stock issued and outstanding, designated Series A Convertible Preferred Stock, $0.0001 par value per share, and Series B Convertible Preferred Stock, $0.0001 par value per share. As of the Record Date, approximately 89,684,638 shares of the Company's Common Stock were issued and outstanding and entitled to vote. Holders of Series A Convertible Preferred Stock and holders of Series B Convertible Preferred Stock are entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Series A Convertible Preferred Stock or Series B Convertible Preferred Stock, as the case may be, could be converted as of the Record Date. As of the Record Date, approximately 4,385,964 shares of the Company's Series A Convertible Preferred Stock, on an as converted basis, were issued and outstanding and entitled to vote and 472,249 shares of Series B Convertible Preferred Stock, on an as converted basis, were issued and outstanding and entitled to vote.

HOW YOU CAN VOTE

     Stockholders of record may vote their shares at the Annual Meeting either in person or by proxy. To vote by proxy, stockholders should mark, date, sign and mail the enclosed proxy form in the prepaid envelope. Returning a proxy form will not affect a stockholder's right to vote if the stockholder attends the Annual Meeting and wants to vote in person.

     Stockholders holding shares through a bank or broker should follow the voting instructions on the proxy form received.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use at the meeting by (a) delivering to the Company at its principal offices (Attention: Secretary) (i) a written notice of revocation or (ii) a duly executed proxy bearing a later date or (b) attending the meeting and voting in person.

VOTING

     On all matters, each share has one vote. Directors are elected by a plurality vote. The nominees for the Class I director seats who receive the most affirmative votes of shares present in person or represented by proxy and entitled to vote on this proposal at the meeting will be elected to serve as directors. Each of the other proposals submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of the majority of the shares present in person or represented by proxy at the meeting entitled to vote on such proposal. Holders of Common Stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock vote together as a single class on all proposals, except for Proposal 7. Proposal 7 will be decided by the affirmative vote of the majority of the shares present and voting at the meeting in person or by proxy of (i) Common Stock, voting together as a single class, (ii) Series A Convertible Preferred Stock, voting together as a separate class, and (iii) Series B Convertible Preferred Stock, voting together as a separate class.

SOLICITATION OF PROXIES

     The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     Votes cast by proxy or in person at the Annual Meeting ("Votes Cast") will be tabulated by the Inspector of Elections (the "Inspector"), with the assistance of the Company's transfer agent. The Inspector will also determine whether or not a quorum is present. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Nevada law for approval of proposals presented to stockholders. In general, Nevada law provides that a quorum consists of a majority of shares entitled to vote and present or represented by proxy at the meeting.

     The Inspector will treat shares that are voted WITHHELD or ABSTAIN as being present and entitled to vote for purposes of determining the presence of a quorum but will not be treated as votes in favor of approving any matter submitted to the stockholders for a vote. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted:

         o for the election of the three nominees for Class I directors set forth herein;

         o for the approval of the Subordinated, Convertible Note and Warrant Agreement with Charles E. Ramey;

         o for the approval to amend the Company's Amended and Restated 2000 Stock Option Plan to increase the number of shares available for issuance thereunder from 8,000,000 shares to 15,000,000 shares;

         o for the approval to amend the Company's Amended and Restated 2000 Stock Option Plan to increase the maximum number of shares subject to options granted to any employee during the term of the plan from 2,000,000 shares to 8,000,000 shares;

         o for the approval to amend the Company's Amended and Restated 2000 Stock Option Plan to increase the number of options granted to non-employee members of the Board of Directors;

         o for the approval to amend the Company's Amended and Restated 2000 Stock Option Plan to permit the granting of restricted share awards;

         o for the approval of the grant of discretionary authority to the Board of Directors to effect a reverse stock split of the Company's outstanding shares of Common Stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock at a ratio within the range from one-for-five to one-for-ten;

         o for the ratification of Ham, Langston & Brezina, LLP, as independent public accountants of the Company for the fiscal year ending March 31, 2004; and

         o upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof in accordance with the discretion of the proxyholder.

     Proxies that are not returned will not be counted in determining the presence of a quorum and will not be counted toward any vote.

     If a broker indicates on the enclosed proxy or its substitute that such broker does not have discretionary authority as to certain shares to vote on a particular matter (broker non-votes), those shares will be considered as present for purposes of determining the presence of a quorum but will not be treated as shares entitled to vote on that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Nevada concerning voting of shares and determination of a quorum.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2004 Annual Meeting must be received by the Secretary of the Company no later than March 25, 2004 in order that they may be included in the Company's proxy statement and form of proxy relating to that meeting.

     A stockholder proposal not included in the Company's proxy statement for the 2004 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company. To be timely, the Company must have received the stockholder's notice no later than June 8, 2004.

     If a stockholder wishing to present a proposal at the 2004 Annual Meeting (without regard to whether it will be included in the proxy materials for that meeting) fails to notify the Company by June 8, 2004, the proxies management receives for the 2004 Annual Meeting will confer discretionary authority to vote on any stockholder proposals properly presented at that meeting.



--------------------------------------------------------------------------------

                                    IMPORTANT

PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT, WHETHER YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OR NOT, YOUR SHARES CAN BE VOTED, THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                        PROPOSAL 1: ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES

     Our Amended and Restated Bylaws provide that the Company shall have no less than one nor more than 11 directors. The number of members of the Company's Board of Directors is currently set at seven. Our Amended and Restated Bylaws also provide for the classification of the Board of Directors into three classes of directors, each consisting of a number of directors equal as nearly as practicable to one-third the total number of directors, with the term of office of one class expiring each year. Unless otherwise instructed, the enclosed proxy will be voted to elect the persons named below as Class I directors for a term of three years expiring at the 2006 Annual Meeting of Stockholders and until their successors are duly elected and qualified. If a nominee shall be unavailable as a candidate at the Annual Meeting, votes pursuant to the proxy will be voted either for a substitute nominee designated by the Board of Directors or, in the absence of such designation, in such other manner as the directors may in their discretion determine. The Board of Directors does not anticipate that the nominees will become unavailable as candidates. The nominees for Class I directors, as recommended by the Nominating and Corporate Governance Committee of the Board of Directors, and the incumbent Class II and Class III directors are as follows:

                 NOMINEES AS CLASS I DIRECTORS TERMS EXPIRE 2006

        NAME                 AGE         BUSINESS EXPERIENCE AND EDUCATION
        ----                 ---         ---------------------------------
Joe Abrell                   68     Mr. Abrell has served as a director since
                                    October 1999. He has served as a consultant at PrimeCo Personal Communications, a wireless technology company, July 1997 until his retirement in December 1999. >From July
                                    1986 to December 1999, he operated his own public relations and marketing firm, Joe
                                    Abrell, Inc.


John L. Nicholson, M.D.      68     Dr. Nicholson has served as a director since
                                    September 2002. He has been in private
                                    practice since 1969. Dr. Nicholson brings an entrepreneurial perspective and seasoned business experience to the Board of Directors. He has been an investor in several companies, including US Dataworks,
                                    Inc. Dr. Nicholson has served on many local, state, and national medical organizations and has been an Associate Clinical Professor at Stanford University since 1969.

Barry Venison                38     Mr. Venison has served as a sports
                                    commentator for ITV Sport, the largest
                                    commercial network television station in
                                    Europe since 1998. Prior to joining the ITV team, from July 1981 to June 1997, Mr.
                                    Venison played professional international soccer for various teams in the United
                                    Kingdom. Since May 2000, Mr. Venison has served as founder and Chief Executive
                                    Officer of Bid4sport Ltd., an organization that auctions sports memorabilia online and donates the proceeds to various charitable organizations. Mr. Venison has also been a limited partner in Cheshire Realty LLC since
                                    July 2001 and a limited partner in Soccer
                                    Ventures LLC since July 2002.

                      CLASS II DIRECTORS TERMS EXPIRE 2004

        NAME                 AGE         BUSINESS EXPERIENCE AND EDUCATION
        ----                 ---         ---------------------------------
Hayden D. Watson             54     Mr. Watson has served as a director since
                                    September 2002. He founded The Mariner
                                    Group, Inc. a banking investment and
                                    management consulting company, in May 1999 where he serves as President. From December
                                    1996 to May 1999, Mr. Watson served as
                                    Managing Director of Bank Operations for
                                    Fleet Financial Group, now FleetBoston
                                    Financial Corporation, a financial holding company.

Thomas L. West, Jr.          66     Mr. West has served as a director since
                                    September 2002. He has served as Chairman and Chief Executive Officer of WestMark
                                    Ventures, a venture capital company, since
                                    January 2000 and as President and Chief
                                    Executive Officer of Pocket Technologies,
                                    Inc., a developer of applications for
                                    handheld computing devices, since July 2000.
                                    Prior to joining WestMark Ventures and
                                    Pocket Technologies, Inc., Mr. West held various positions at the American General
                                    Financial Group, an insurance company,
                                    including Vice Chairman and Group
                                    Executive-Retirement Services from April
                                    1994 to January 2000.

                      CLASS III DIRECTORS TERMS EXPIRE 2005

        NAME                 AGE         BUSINESS EXPERIENCE AND EDUCATION
        ----                 ---         ---------------------------------
Charles E. Ramey             62     Mr. Ramey has served as a director since
                                    July 2001 and became our Chief Executive
                                    Officer in December 2001. Prior to joining
                                    US Dataworks, Mr. Ramey was President and co-founded PaymentNet Inc., now Signio Inc., an outsourced e-commerce payment processing company, from April 1996 to December 1998.

Terry Stepanik               53     Mr. Stepanik has served as a director since
                                    September 2002 and our President and Chief
                                    Operating Officer since April 2001. Mr.
                                    Stepanik also served as our Interim Chief
                                    Financial Officer from September 2002 to
                                    April 2003. In November 1997, Mr. Stepanik co-founded of US Dataworks, Inc., a Delaware corporation, which we acquired in April
                                    2001, and served as its President from
                                    November 1997 to April 2001. From April 1994 to November 1997, Mr. Stepanik was the
                                    Senior Project Manager for TeleCheck
                                    Services, Inc., a provider of paper and
                                    electronic check services.

REQUIRED VOTE

     The nominees for the Class I director seats who receive the most affirmative votes of shares present in person or represented by proxy and entitled to vote on this proposal at the meeting will be elected to serve as directors. Unless marked to the contrary, proxies received will be voted "FOR" the nominees.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINEES SET FORTH ABOVE AS CLASS I DIRECTORS.

BOARD MEETINGS AND COMMITTEE

     The Board of Directors held eight meetings during fiscal year 2003. All directors attended at least 75% of the meetings of the Board of Directors.

     The Compensation Committee, which held twenty meetings in fiscal year 2003, currently consists of Mr. Watson and Mr. West. The Compensation Committee's primary functions are to review the performance and establish the compensation of the Company's executive officers, to recommend guidelines for the review of the performance and the establishment of compensation and benefit policies for all other employees and to administer the Company's compensation plans and programs.

     The Audit Committee, which held six meetings in fiscal year 2003, currently consists of Mr. Abrell, Dr. Nicholson and Mr. Watson, each of whom are qualified to serve on the Audit Committee under rules of the American Stock Exchange. Currently the Audit Committee does not have a financial expert. The Audit Committee's primary functions are to oversee the integrity of the Company's financial statements, the Company's compliance with legal and regulatory reporting requirements, appoint a firm of certified public accountants whose duty it is to audit the financial records of the Company for the fiscal year for which it is appointed, evaluate the qualifications and independence of the independent auditors, oversee the performance of the Company's internal audit function and independent auditors, and determine the compensation and oversee the work of the independent auditors. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are prepared in accordance with generally accepted accounting principles. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements.

     On April 25, 2003, the Board of Directors established a Nominating and Corporate Governance Committee, consisting of three members, Mr. Abrell, Dr. Nicholson and Mr. West. The Nominating and Corporate Governance Committee's primary functions are to recommend individuals to be elected or re-elected, as the case may be, to the Board of Directors at the annual meeting of stockholders, determine the composition of committees of the Board of Directors and to develop and recommend to the Board of Directors a set of governing principles. The Nominating and Corporate Governance Committee will consider nominees for the Company's Board of Directors recommended by the Company's stockholders. In order to be timely, stockholders must comply with the procedures outlined under the heading "Deadline for Receipt of Stockholder Proposal."

COMPENSATION OF DIRECTORS

     We reimburse each non-employee director for reasonable expenses (such as travel and out of pocket expenses) incurred while attending meetings of the Board of Directors. Each non-employee director receives an option to purchase 180,000 shares of the Company's Common Stock upon election, or re-election, as the case may be, to the Board of Directors by the stockholders at a regular annual meeting of the stockholders. If elected to serve a term of less than three years the non-employee director receives a pro rata portion of 180,000 shares. These options vest and become exercisable in three equal annual installments. If the stockholders approve Proposal 4, each non-employee director will receive an initial one-time option to purchase 100,000 shares of the Company's Common Stock upon election (the "Initial Stock Option"). This Initial Option will also be granted to those non-employee directors currently serving on the Board of Directors. This Initial Stock Option will be fully vested on the date of grant. In addition, the Lead Director and each Chairperson of a committee of the Board of Directors will receive an option to purchase 30,000 shares of the Company's Common Stock annually. For each committee on which a non-employee director serves, except as Chairperson, such member will receive an option to purchase 10,000 shares of the Company's Common Stock annually. These options, except the Initial Stock Option, vest in full on the one year anniversary of the date of grant.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     We acquired US Dataworks, Inc., a Delaware corporation, on March 31, 2001, with an effective date of April 2, 2001 through a Share Exchange Agreement. Richard Shapiro, our former Chief Financial Officer, who was an executive officer of this Delaware company, received 2,296,000 shares of our Common Stock and a warrant to purchase 123,000 shares of our Common Stock at an exercise price of $0.73 per share. In addition, Terry Stepanik and Mario Villarreal, co-founders of the Delaware company, received 997,334 shares of our Common Stock and 322,667 shares of our Common Stock, respectively, and a warrant to purchase 68,000 shares and 22,000 shares of our Common Stock, respectively, at an exercise price of $0.73 per share. One of the liabilities of this Delaware company that was assumed by us was a promissory note in the principal amount of $1,315,000 in favor of Allstate Communications, Inc.

     In connection with the acquisition of the Delaware company, David Baeza, our former Chief Executive Officer and former Chief Marketing Officer returned to us 764,000 shares of our Common Stock. In exchange for these shares, we issued to Mr. Baeza a promissory note in principal amount of $110,000. This promissory note bears an interest rate of 10% per annum. If prior to April 1, 2003, we raised a cumulative of $5,000,000 in gross proceeds from debt or equity financings, pursuant to the terms of the promissory note, the principal amount and accrued interest were to become due and payable. We did not raise $5,000,000 by April 1, 2003 and the principal amount and accrued interest of the promissory note was forgiven.

     During fiscal 2003 and 2002, we paid $4,000 and $68,000, respectively, in rent expense to 8053 Deering Avenue L.P. for our office space located in Chatsworth, California. Mr. Russel Leventhal and Mr. Frank Montelione, two of our 5% stockholders, are general partners of 8053 Deering Avenue L.P. We no longer lease space from 8053 Deering Avenue L.P. In addition, we incurred $0 and $144,000 in consulting expenses for fiscal 2003 and 2002, respectively, of which $54,400 have been paid, to Messrs. Leventhal and Montelione.

     During fiscal 2002, we issued a promissory note to Mr. Leventhal in the principal amount of $50,000 and a promissory note to 8053 Deering Avenue L.P. in principal amount of $46,000. Subsequent to March 31, 2002, we paid Mr. Leventhal and 8053 Deering Avenue L.P. the principal amount of their respective promissory notes and the accrued interest on both promissory notes was forgiven.

     On February 14, 2002, we entered into a settlement agreement with Allstate Communications, Inc. As part of this settlement, we transferred all rights in our application service provider technology software to Allstate Communications, Inc. and the warrants to purchase an aggregate of 664,000 shares of our Common Stock held by Messrs. Leventhal and Montelione were cancelled. In addition, Allstate Communications, Inc. and Messrs. Leventhal and Montelione forgave notes payable in the amount of $260,206 and we forgave notes payable in the amount of $300,519. We also agreed to pay the remainder of the amounts owed to Allstate Communications, Inc. and Messrs. Levental and Montelione, an aggregate of $1,150,000, out of proceeds from future equity financings. Of the $1,150,000 owed, $1,024,400 is pursuant to the promissory note assumed in connection with the acquisition of the Delaware company. On December 31, 2002, this promissory note was cancelled and we issued a new promissory note in the amount of $1,041,482 pursuant to Amendment Number 1 to Settlement Agreement. The balance of this promissory note at March 31, 2003 was $961,627.

     During fiscal 2003 and 2002, we issued promissory notes in an aggregate principal amount of $1,353,000 to Mr. Ramey, our Chief Executive Officer, bearing an interest rate of 12% per annum. On July 10, 2003, we consolidated these promissory notes into one promissory note for $1,353,000, bearing an interest rate of 7% per annum, pursuant to the Subordinated, Convertible Note and Warrant Agreement. Subject to stockholder approval of Proposal 2, this promissory note may be converted into shares of our Common Stock at a conversion price equal to the lesser of (i) $0.16 per share or (ii) the closing bid price of our Common Stock as listed on the American Stock Exchange on the trading day immediately prior to the date of a change of control of US Dataworks or the date of Mr. Ramey's notice of voluntary conversion of the promissory note. Alternatively, if US Dataworks sells shares of Series C Preferred Stock for gross proceeds of $7,500,000 then the promissory note will automatically convert into shares of Series C Preferred Stock at a conversion price equal to the Series C Preferred Stock purchase price. In connection with this promissory note, we issued to Mr. Ramey a warrant to purchase 8,456,250 shares of our Common Stock at an exercise price of $0.16 per share, subject to stockholder approval of Proposal 2. The principal amount and accrued interest under this promissory note is due and payable upon demand after July 10, 2004.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The laws of the state of Nevada and our Bylaws provide for indemnification of our directors for liabilities and expenses that they may incur in such capacities. In general, directors and officers are indemnified with respect to actions taken in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of US Dataworks, and with respect to any criminal action or proceeding, actions that the indemnitee had no reasonable cause to believe were unlawful.

     We have been advised that in the opinion of the Securities and Exchange Commission, indemnification for liabilities arising under the Securities Act is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth certain information as of July 28, 2003, as to shares of our Common Stock beneficially owned by: (i) each person who is known by us to own beneficially more than 5% of any class of our capital stock,
(ii) each of our Named Officers, (iii) each of our directors and each nominee for director and (iv) all of our current directors and executive officers as a group. Unless otherwise stated below, the address of each beneficial owner listed on the table is c/o US Dataworks, Inc., 5301 Hollister Road, Suite 250, Houston, Texas 77040.

                                     AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                             ----------------------------------------------------------        PERCENTAGE OF CLASS
                                                               RIGHT TO                        BENEFICIALLY OWNED
                                         SHARES OF SHARES OF   ACQUIRE                   -------------------------------
                             SHARES OF   SERIES A  SERIES B   BENEFICIAL                                                  PERCENTAGE
                              COMMON     PREFERRED PREFERRED  OWNERSHIP OF                                                OF VOTING
                               STOCK       STOCK     STOCK      COMMON                                                    SECURITIES
                               BENE-       BENE-     BENE-    STOCK WITHIN       TOTAL             SERIES A    SERIES B     BENE-
NAME AND ADDRESS OF           FICIALLY    FICIALLY  FICIALLY   60 DAYS OF       COMMON   COMMON    PREFERRED   PREFERRED   FICIALLY
BENEFICIAL OWNER                OWNED       OWNED    OWNED    JULY 28, 2003      STOCK   STOCK(2)     STOCK      STOCK   OWNED(1)(2)
----------------                -----       -----    -----    -------------      -----   --------     -----      -----   -----------
5% STOCKHOLDERS
 Russel Leventhal..........   5,589,333       --       --           --          5,589,333   6.2%        --         --           5.9%
   21621 Nordhoff Street
   Chatsworth, CA 91311
 Frank Montelione..........   5,589,333       --       --           --          5,589,333    6.2        --         --           5.9
   21621 Nordhoff Street
   Chatsworth, CA 91311
 Societe Financiere           5,466,157    400,000     --       4,385,964       9,852,121   10.5       100%        --          10.4
   Privee, S.A.............
   3, Rue Maurice, CH-1204
   Geneve, Switzerland
 Mark Deveau...............     196,609       --       56,000      42,000         238,609     *         --           8.9%       *
 Harvey M. Gammon(3).......     216,348       --      280,000     210,000         426,348     *         --          44.5        *
 Thomas & Lois Gibbons.....     298,582       --       67,000      50,250         348,832     *         --          10.6        *
 Yeshwant Mehta(4).........     271,942       --       79,999      59,999         331,941     *         --          12.7        *
NAMED OFFICERS AND
DIRECTORS
 Charles E. Ramey..........   1,952,319       --       --       1,430,000       3,382,319    3.7        --         --           3.5
 Terry Stepanik............   1,397,334       --       --         293,000       1,690,334    1.9        --         --           1.8
 John S. Reiland...........      --           --       --           --            --         --         --         --         --
 Richard Shapiro...........   2,584,000       --       --         123,000       2,707,200    3.0        --         --           2.9
 Mario Villarreal..........     722,667       --       --       1,134,500       1,857,167    2.0        --         --           1.9
 Joe Abrell................       5,000       --       --         225,000         230,000     *         --         --          *
 John L. Nicholson(5)......   1,245,055       --      133,334     160,000       1,405,056    1.6        --          21.2        1.6
 Barry Venison.............   6,481,142       --       --           --          6,481,142    7.2        --         --           6.9
 Hayden D. Watson..........      --           --       --          60,000          60,000     *         --         --          *
 Thomas L. West, Jr........    40,000         --       --          60,000         100,000     *         --         --          *
 All current directors and
   executive officers as a
   group (8 persons).......   5,362,375       --       --       3,362,500       8,724,875    9.4        --         --           8.9
________________________

* Amount represents less than 1% of our Common Stock.

(1) To our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of voting securities shown as beneficially owned by them, subject to community property law, where applicable, and the information contained in the footnotes to this table.

(2) Applicable percentage ownership of Common Stock is based on 89,684,638 shares of Common Stock issued and outstanding as of July 28, 2003. Applicable percentage ownership of Series A Preferred Stock is based on 400,000 shares of Series A Preferred Stock issued and outstanding on July 28, 2003. Applicable percentage ownership of Series B Preferred Stock is based on 629,666 shares of Series B Preferred Stock outstanding on July 28, 2003. Applicable percentage ownership of voting securities is based on 94,542,851 shares of Common Stock issued and outstanding as of July 28, 2003, including shares of Series A Preferred Stock convertible into Common Stock and shares of Series B Preferred Stock convertible into Common Stock. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or convertible or exchangeable into such shares of Common Stock, held by that person, that are currently exercisable or exercisable within 60 days of July 28, 2003 are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of another person.

(3) Includes 129,365 shares held by the Sterling Trust Company Trustee FBO Harvey M. Gammon.

(4) Includes 126,009 shares held by the Sterling Trust Company Trustee FBO Yeshwant Mehta.

(5) Includes 550,000 shares held by J.L. Nicholson MD Inc. 401-K FBO John L. Nicholson, 250,000 shares held by JLN Trust DTD April 26, 2001 and 50,000 shares held by John L. Nicholson MD Inc. FBO John L. Nicholson.

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee is responsible for appointing the independent auditors and reviewing the scope, results and costs of the audits and other services provided by the Company's independent auditors. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the Company's financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Board of Directors has adopted a written charter for the Audit Committee which was attached as Appendix A to this Proxy Statement. The members of the Audit Committee are Joe Abrell, John L. Nicholson, M.D. and Hayden D. Watson, each of whom meets the independence standards established by the American Stock Exchange.

     The Audit Committee has reviewed the Company's audited consolidated financial statements and discussed such statements with management. The Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees, as amended).

     The Audit Committee received from the Company's independent auditors the written disclosures required by Independence Standards Board Standard No. 1 and discussed with them their independence. Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2003, and be filed with the Securities and Exchange Commission.

     This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                                                  Audit Committee

                                                  Joe Abrell
                                                  John L. Nicholson, M.D.
                                                  Hayden D. Watson

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

     The following table sets forth compensation for services rendered in all capacities to US Dataworks for the three fiscal years ended March 31, 2003 for our Chief Executive Officer, the three other most highly compensated executive officers as of March 31, 2003 whose total annual salary and bonus for fiscal 2003 exceeded $100,000, and our former Chief Financial Officer (collectively, the "Named Officers").

                                                 SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM
                                                                                  COMPENSATION
                                                                                      AWARDS
                                                                              ---------------------
                                                     ANNUAL COMPENSATION      SECURITIES UNDERLYING      ALL OTHER
                                                  ------------------------    ---------------------  ----------------
NAME AND PRINCIPAL POSITION              YEAR      SALARY($)      BONUS($)         OPTIONS(#)        COMPENSATION ($)
---------------------------              ----      ---------      --------         ----------        ----------------
Charles E. Ramey(1)......................2003      $180,000          --                --                   --
  CHIEF EXECUTIVE OFFICER                2002        52,500          --              30,000                 --
                                         2001         --             --                --                   --

Terry Stepanik...........................2003       186,128(2)       --                --                   --
  PRESIDENT, INTERIM CHIEF FINANCIAL     2002       158,792(3)       --             225,000                 --
  OFFICER AND CHIEF OPERATING            2001         --             --                --                   --
  OFFICER (4)

Richard Shapiro..........................2003        70,300          --                --                   --
  FORMER EXECUTIVE VICE PRESIDENT        2002       144,000          --                --                   --
  AND CHIEF FINANCIAL OFFICER (5)        2001       101,827          --             900,000                 --

Mario Villarreal.........................2003       120,000        5,000               --                   --
  VICE PRESIDENT AND                     2002       115,385          --             225,000               3,460
  CHIEF TECHNICAL OFFICER                2001         --             --                --                   --

____________________

(1) Mr. Ramey joined us in December 2001. Mr. Ramey's 2003 compensation includes accrued but unpaid salary in the amount of $136,774.

(2)  Includes accrued but unpaid sales commissions in amount of $66,128.

(3)  Includes $38,792 paid in sales commissions.

(4) Mr. Stepanik served as our Interim Chief Financial Officer since Mr. Shapiro's departure in September 2002 until Mr. John S. Reiland's appointment in March 2003.

(5) Mr. Shapiro's 2003 and 2002 compensation includes accrued but unpaid salary in an amount of $25,300 and $119,950, respectively. Mr. Shapiro served as Chief Financial Officer of U.S. Dataworks until September 2002.

                     AGGREGATE FISCAL YEAR-END OPTION VALUES

                                                              NUMBER OF SECURITIES UNDERLYING        VALUE OF UNEXERCISED
                                                                UNEXERCISED OPTIONS HELD AT        IN-THE-MONEY OPTIONS AT
                              SHARES ACQUIRED       VALUE               MARCH 31, 2003 (#)            MARCH 31, 2003 ($) (1)
NAME                          ON EXERCISE (#)    REALIZED ($)  EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
----                          ---------------    ------------  -----------     -------------     -----------     -------------
Charles E. Ramey..........          --               --           30,000            --               --               --
Terry Stepanik............          --               --          225,000            --               --               --
Richard Shapiro(2)........          --               --          900,000            --               --               --
Mario Villarreal..........          --               --          225,000            --               --               --
___________________________

(1) Calculated on the basis of the fair market value of the underlying securities at March 31, 2003 ($0.12 per share) as reported on the American Stock Exchange minus the exercise price.

(2) Mr. Shapiro left US Dataworks in September 2002 and the exercisable shares were forfeited pursuant to our 2000 Stock Option Plan.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

     On April 2, 2003, we entered into an employment agreement with Terry Stepanik, pursuant to which he is employed as our President and Chief Operating Officer at an annual base salary of $175,000 for a term of three years. The agreement will automatically renew for successive one year terms unless either party gives timely notice of non-renewal. Pursuant to the terms of the agreement, Mr. Stepanik received an option to purchase 1,775,000 shares of our Common Stock under the Amended and Restated 2000 Stock Option Plan ("2000 Plan") at an exercise price of $0.11 per share. The option vests as to 887,500 shares on December 31, 2003 and the remaining shares vest on April 2, 2004. Mr. Stepanik was also granted an option to purchase 1,450,000 shares of our Common Stock outside the 2000 Plan at an exercise price of $0.11 per share. This option vests as to 725,000 shares on March 31, 2005 and the remaining shares vest on March 31, 2006. Subject to Compensation Committee approval, Mr. Stepanik will also be entitled to receive an option to purchase 1,450,000 shares of our Common Stock outside the 2000 Plan on April 25, 2004 at an exercise price equal to the fair market value of our Common Stock on the date of grant. This option will vest as to 725,000 shares on March 31, 2005 and the remaining shares will vest on March 31, 2006. Subject to stockholder approval of Proposals 3 and 4, Mr. Stepanik will also be entitled to receive an option to purchase 325,000 shares of our Common Stock under the 2000 Plan at an exercise price equal to the fair market value of our Common Stock on the date of grant, subject to Compensation Committee approval at that time. Mr. Stepanik is also eligible to receive an annual bonus equal to 5% of the Company's earnings before interest, taxes, depreciation and amortization, not to exceed 1.5 times his annual base salary, plus such additional amount as determined by the Board of Directors in its sole discretion.

     In the event of a change of control, all of Mr. Stepanik's options will become fully vested and exercisable. If Mr. Stepanik has not received the additional options to purchase 1,450,000 shares and 325,000 shares described above before a change of control, he will be entitled to a cash bonus at that time equal to the appreciation of the value of 1,775,000 shares of our Common Stock subsequent to April 2, 2003. If Mr. Stepanik is terminated, other than for cause, or resigns within 10 days following a material decrease in title within six months following a change of control, he is entitled to receive a lump sum payment equal to 2 times his annual base salary and all his options will become fully vested, subject to compliance with certain ongoing obligations and the delivery of a release to the Company. If Mr. Stepanik resigns within 10 days following a material decrease in title by the Company's Board of Directors, other than for cause, 50% of Mr. Stepanik's unvested options will become fully vested.

     On April 2, 2003, we also entered into an employment agreement with Mario Villarreal, pursuant to which he is employed as our Senior Vice President-Chief Technology Officer at an annual base salary of $150,000 for a term of three years. The agreement will automatically renew for successive one year terms unless either party gives timely notice of non-renewal. Pursuant to the terms of the agreement, Mr. Villarreal received an option to purchase 1,775,000 shares of our Common Stock under the 2000 Plan at an exercise price of $0.11 per share. The option vests as to 887,500 shares on April 25, 2003 and the remaining shares vest on April 2, 2004. Mr. Villarreal was also granted an option to purchase 1,450,000 shares of our Common Stock outside the 2000 Plan at an exercise price of $0.11 per share. This option vests as to 725,000 shares on March 31, 2005 and the remaining shares vest on March 31, 2006. Subject to Compensation Committee approval, Mr. Villarreal will also be entitled to receive an option to purchase 1,450,000 shares of our Common Stock outside the 2000 Plan on April 25, 2004 at an exercise price equal to the fair market value of our Common Stock on the date of grant. This option will vest as to 725,000 shares on March 31, 2005 and the remaining shares vest on March 31, 2006. Subject to stockholder approval of Proposals 3 and 4, Mr. Villarreal will also be entitled to receive an option to purchase 325,000 shares of our Common Stock under the 2000 Plan at an exercise price equal to the fair market value of our Common Stock on the date of grant, subject to Compensation Committee approval at that time. Mr. Villarreal is also eligible to receive an annual bonus equal to 3% of the Company's earnings before interest, taxes, depreciation and amortization, not to exceed 1.5 times his annual base salary, plus such additional amount as determined by the Board of Directors in its sole discretion.

     In the event of a change of control, all of Mr. Villarreal's options will become fully vested and exercisable. If Mr. Villarreal has not received the additional options to purchase 1,450,000 shares and 325,000 shares described above before a change of control, he will be entitled to a cash bonus at that time equal to the appreciation of the value of 1,775,000 shares of our Common Stock subsequent to April 2, 2003. If Mr. Villarreal is terminated, other than for cause, or resigns within 10 days following a material decrease in title within six months following a change of control, he is entitled to receive a lump sum payment equal to 2 times his annual base salary and all his options shall become fully vested, subject to compliance with certain ongoing obligations and the delivery of a release to the Company. If Mr. Villarreal resigns within 10 days following a material decrease in title by the Company's Board of Directors, other than for cause, 50% of Mr. Villarreal's unvested options will become fully vested.

     On May 13, 2003, we entered into an employment agreement with Charles E. Ramey, pursuant to which he is employed as our Chief Executive Officer and Chairman of the Board of Directors at an annual base salary of $200,000 for a term of three years. The Agreement will automatically renew for successive one year terms unless either party gives timely notice of non-renewal. Pursuant to the terms of the agreement, Mr. Ramey received an option to purchase 1,970,000 shares of our Common Stock under the 2000 Plan at an exercise price of $0.20 per share The option vests as to 1,400,000 shares on May 20, 2003 and the remaining shares vest on January 1, 2004. Subject to stockholder approval of Proposals 3 and 4, Mr. Ramey will also be entitled to receive an option to purchase 30,000 shares of our Common Stock under the 2000 Plan at an exercise price equal to fair market value of our Common Stock on the date of grant, subject to Compensation Committee approval at that time. This option will become fully vested on January 1, 2004. Mr. Ramey is also eligible to receive a bonus at the discretion of the Board of Directors.

     In the event of a change of control, all of Mr. Ramey's options will become fully vested and exercisable. If Mr. Ramey is terminated, other than for cause, or resigns within 10 days following a material decrease in title within six months following a change of control, Mr. Ramey is entitled to receive a lump sum payment equal to 2 times his annual base salary and all his options shall become fully vested, subject to compliance with certain ongoing obligations and the delivery of a release to the Company. If Mr. Ramey resigns within 10 days following a material decrease in title by the Company's Board of Directors, other than for cause, 50% of Mr. Ramey's unvested options will become fully vested.

              PROPOSAL 2: TO APPROVE THE NOTE AND WARRANT AGREEMENT

     In May 2003, based on the recommendation of the Audit Committee, the Board of Directors approved the Subordinated, Convertible Note and Warrant Agreement (the "Note and Warrant Agreement") with Charles E. Ramey, our Chief Executive Officer. The following is a summary of the Note and Warrant Agreement and the transactions contemplated thereby.

SUMMARY OF TRANSACTION

     During fiscal 2002 and 2003, we issued promissory notes in an aggregate principal amount of $1,353,000 to Mr. Ramey bearing an interest rate of 12% per annum. Based on the recommendation of the Audit Committee, the Board of Directors determined that it was in our best interest and our stockholders' best interest to consolidate these promissory notes pursuant to the Note and Warrant Agreement. The new promissory note bears an interest rate of 7% per annum and, subject to stockholder approval of this Proposal 2, will be convertible into shares of either our Common Stock or Series C Preferred Stock. In addition, subject to stockholder approval of this Proposal 2, we issued to Mr. Ramey a warrant to purchase $1,353,000 of our Common Stock.

THE CONVERTIBLE SUBORDINATED PROMISSORY NOTE

     The Convertible Subordinated Promissory Note (the "Note") is for $1,353,000 bearing an interest rate of 7% per annum. The Note, subject to stockholder approval of this Proposal 2, will automatically convert into shares of our Common Stock in the event of a change of control or shares of Series C Preferred Stock if we sell Series C Preferred Stock for aggregate gross proceeds of $7,500,000 ("Series C Financing"). In the event of a change of control, the conversion price will be equal to the lesser of $0.16 per share or the closing bid price on the trading day immediately prior to the date of the change of control. In the event of a Series C Financing, the conversion price will be per share purchase price of the Series C Preferred Stock.

     Mr. Ramey may voluntarily convert the Note at any time into shares of our Common Stock at a conversion price equal to the lesser of $0.16 per share or the closing bid price on the trading day immediately prior to Mr. Ramey's conversion notice.

     The Note is subordinate to all our indebtedness to banks, commercial finance lenders, insurance companies or other financial institutions regularly engaged in the business of lending money and any indebtedness or debentures, notes or other evidence of indebtedness issued in exchange for or to refinance such senior indebtedness, or any indebtedness arising from the satisfaction of such senior indebtedness by a guarantor.

     The Note becomes due upon demand on or after July 10, 2004.

THE WARRANT AGREEMENT

     Subject to stockholder approval of this Proposal 2, pursuant to the Warrant Agreement, Mr. Ramey is entitled to purchase $1,353,000 of our Common Stock. Mr. Ramey may exercise the warrant at anytime prior to July 10, 2004 at an exercise price of $0.16 per share. Upon exercise of the warrant and issuance of our Common Stock, Mr. Ramey will have the same rights and privileges as all other holders of our Common Stock.

REQUIRED VOTE

     Approval of the Note and Warrant Agreement and transactions contemplated thereby requires the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE SUBORDINATED, CONVERTIBLE NOTE AND WARRANT AGREEMENT.

              PROPOSALS 3, 4, 5 AND 6: TO APPROVE AMENDMENTS TO THE
                   AMENDED AND RESTATED 2000 STOCK OPTION PLAN

     In May 2003, the Board of Directors approved the Company's Amended and Restated 2000 Stock Option Plan (the "2000 Plan"), subject to the approval of the Company's stockholders at the Annual Meeting. The following summary of the 2000 Plan is qualified by reference to the terms of the 2000 Plan, the full text of which appears as Appendix B to this Proxy Statement.

SUMMARY OF AMENDMENTS

     The amendments to the 2000 Plan approved by the Board of Directors and submitted for stockholder approval would (i) increase the number of shares of Common Stock reserved for issuance under the 2000 Plan from 8,500,000 shares to 15,500,000 shares (Proposal 3), (ii) increase the maximum number of shares subject to options granted to an employee during the term of the 2000 Plan from 2,000,000 shares to 8,000,000 shares (Proposal 4), (iii) increase the number of options to purchase shares of Common Stock granted to non-employee members of the Board of Directors (Proposal 5), and (iv) permit the granting of restricted share awards (Proposal 6).

DESCRIPTION OF THE 2000 PLAN

     The 2000 Plan was initially adopted by the Board of Directors in August 2000 and first approved by the Company's stockholders in December 2000. The 2000 Plan as amended and restated was approved by the Board of Directors in July 2002 and by the Company's stockholders in September 2002. The purpose of the 2000 Plan is to enable the Company to attract and retain top quality employees, officers, directors and consultants and to provide such employees, officers, directors and consultants with an incentive to enhance stockholder returns.

     The 2000 Plan provides for the grant to directors, officers, employees and consultants of the Company (including its subsidiaries) of restricted share awards (Proposal 5) and options to purchase shares of the Company's Common Stock. The 2000 Plan may be administered by the Board of Directors or a committee of the Board of Directors (in either case, the "Committee"), which has complete discretion to select the optionees and to establish the terms and conditions of each restricted share award and option, subject to the provisions of the 2000 Plan. Options granted under the 2000 Plan may be "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified options. As of March 31, 2003, 13 employees were eligible to be considered for the grant of options under the 2000 Plan.

     The Company believes that the granting of restricted share awards or options is necessary to attract the highest quality personnel as well as to reward and thereby retain existing key personnel. Moreover, the attraction and retention of such personnel is essential to the continued progress of the Company, which ultimately is in the interests of the Company's stockholders.

SHARES SUBJECT TO THE 2000 PLAN

     Currently, a total of 15,500,000 shares of Common Stock (including 7,000,000 shares subject to stockholder approval at the Annual Meeting) have been reserved for issuance under the 2000 Plan. If any option granted under the 2000 Plan expires or terminates for any reason without having been exercised in full, then the unpurchased shares subject to that option will once again be available for additional restricted share awards and option grants. As of March 31, 2003, the Company had outstanding options under the 2000 Plan to purchase an aggregate of 1,410,000 shares of Common Stock at exercise prices ranging from $0.19 to $4.52 per share, or a weighted average per share exercise price of $0.77; subsequent to March 31, 2003, we granted options to purchase an additional 5,990,000 shares of Common Stock; no shares of Common Stock have been issued under the 2000 Plan; and 8,100,000 shares of Common Stock (including 7,000,000 shares subject to stockholder approval at the Annual Meeting) are available for future issuance under the 2000 Plan.

OPTIONS GRANTED UNDER THE 2000 PLAN

     As of March 31, 2003, the following persons or groups had in total, received options to purchase shares of Common Stock under the 2000 Plan as follows: (i) the Chief Executive Officer, the former Chief Executive Officer and the other executive officers named in the Summary Compensation Table: Mr. Ramey, 30,000 shares, Mr. Stepanik, 225,000 shares, Mr. Shapiro, 0 shares, Mr. Villarreal, 225,000 shares; (ii) all current executive officers of the Company as a group: 480,000 shares; (iii) all current directors who are not executive officers as a group: 525,000 shares; (iv) each nominee for director: Mr. Abrell, 180,000 shares, Dr. Nicholson, 60,000 shares and Mr. Venison, 0 shares; and (v) all employees of the Company, including all current officers who are not executive officers, as a group: 930,000 shares. The Company has agreed to grant options to purchase an additional 680,000 shares upon stockholder approval of Proposals 3 and 4, subject to Compensation Committee approval at that time.

     The exercise price of incentive stock options may not be less than 100% of the fair market value of the Common Stock as of the date of grant (110% of the fair market value if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). The Code currently limits to $100,000 the aggregate value of Common Stock for which incentive stock options may first become exercisable in any calendar year under the 2000 Plan or any other option plan adopted by the Company. Nonstatutory stock options may be granted under the 2000 Plan at an exercise price of not less than the par value of the Common Stock on the date of grant. Nonstatutory stock options also may be granted without regard to any restriction on the amount of Common Stock that may be acquired pursuant to such options in any one year. On March 31, 2003, the closing price for the Common Stock on the American Stock Exchange was $0.12 per share.

     Subject to the limitations contained in the 2000 Plan, options granted under the 2000 Plan will become exercisable at such times and in such installments as the Committee shall provide in the terms of each individual stock option agreement. The Committee must also provide in the terms of each stock option agreement when the option expires and becomes unexercisable, and may also provide the option expires immediately upon termination of employment for any reason.

     Unless otherwise provided in the applicable stock option agreement, upon termination of employment of an optionee, all options that were then exercisable terminate three months (one year in the case of termination by reason of death or disability) following termination of employment. Any options which were not exercisable on the date of such termination immediately terminate upon termination of employment.

NON-EMPLOYEE DIRECTOR OPTIONS

     Currently, each non-employee director receives an option to purchase 180,000 shares of the Company's Common Stock or a pro rata portion of 180,000 shares if elected to serve a term of less than three years. Each non-employee director who is not elected at an annual meeting of the Company's stockholders receives an option to purchase a pro rata portion of 180,000 shares based on the number of full months remaining from the date of election or appointment until the end of the director's term divided by 36, 24 or 12, depending on the term of the class to which the directors was elected or appointed. Each option becomes exercisable in three equal annual installments. Options granted to a director not elected at an annual meeting of the Company's stockholders becomes exercisable in equal annual installments such that each option is exercisable in full at the next annual meeting of the Company's stockholders at which the director's class is to be elected. In order to stay competitive and have the ability to attract and retain qualified members to serve on the Board of Directors, each non-employee director will receive (subject to stockholder approval of Proposal 5) an initial one-time option to purchase 100,000 shares of the Company's Common Stock upon election (the "Initial Stock Option"). This Initial Stock Option will be fully vested on the date of grant. In addition, the Lead Director and each Chairperson of a committee of the Board of Directors will receive an option to purchase 30,000 shares of the Company's Common Stock annually. For each committee on which a non-employee serves, except as Chairperson, such member will receive an option to purchase 10,000 shares of the Company's Common Stock annually. These options, except the Initial Stock Option, vest in full on the one year anniversary of the date of grant. Each non-employee director who is not appointed as Lead Director, or Chairperson or member of a committee of the Board of Directors at the annual meeting of the Board of Directors held immediately following an annual meeting will receive an option to purchase a pro rata portion of 30,000 shares and/or 10,000 shares, as the case may be, based on the number of full months remaining from the date of appointment until the next annual meeting. The Initial Stock Option, subject to stockholder approval of this Proposal 5, will also be granted to those non-employee members currently serving on the Board of Directors.

RESTRICTED SHARE AWARDS

     The terms of any restricted share award under the 2000 Plan (subject to stockholder approval of this Proposal 6) will be set forth in a restricted share agreement to be entered into between the Company and each grantee. The Committee will determine the terms and conditions of such restricted share agreements, which need not be identical. The purchase price for shares of Common Stock sold under the 2000 Plan may not be less than the par value of such shares. Shares may also be awarded under the 2000 Plan in consideration of services rendered prior to the award, without a cash payment by the grantee.

TERM OF THE 2000 PLAN

     Options granted under the 2000 Plan may not be exercised more than 10 years after the grant (five years after the grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). Options granted under the 2000 Plan are not transferable and may be exercised only by the respective grantees during their lifetime or by their heirs, executors or administrators in the event of death. Under the 2000 Plan, shares subject to cancelled or terminated options are reserved for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends. The 2000 Plan is effective for ten years, unless sooner terminated or suspended.

AMENDMENTS TO THE 2000 PLAN

     The Board of Directors may at any time amend, alter, suspend or terminate the 2000 Plan. No amendment, alteration, suspension or termination of the Plan will impair the rights of any optionee, unless mutually agreed otherwise between the optionee and the Committee, which agreement must be in writing and signed by the optionee and the Company. Termination of the 2000 Plan will not affect the Committee's ability to exercise the powers granted to it under the 2000 Plan with respect to options granted under the Plan prior to the date of such termination.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     Incentive stock options granted under the 2000 Plan will be afforded favorable federal income tax treatment under the Code. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee's sale of the shares (assuming that the sale occurs more than two years after grant of the option and more than one year after exercise of the option), any gain will be taxed to the optionee as long term capital gain. If the optionee disposes of the shares prior to the expiration of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain.

     All other options granted under the 2000 Plan will be nonstatutory stock options and will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon exercise of the nonstatutory stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. Upon an optionee's resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for long term capital gain or loss treatment if the shares have been held for more than one year. The Code provides for reduced tax rates for long term capital gains based on the taxpayer's income and the length of the taxpayer's holding period.

     The recipient of a restricted share award will generally recognize ordinary compensation income when such shares are no longer subject to a substantial risk of forfeiture, based on the excess of the value of the shares at that time over the price, if any, paid for such shares. However, if the recipient makes a timely election under the Code to be subject to tax upon the receipt of the shares, the recipient will recognize ordinary compensation income at that time equal to the fair market value of the shares over the price paid, if any, and no further ordinary compensation income will be recognized when the shares vest.

     The Company is generally entitled to a deduction for Federal income tax purposes equal to the amount of ordinary compensation income recognized by the recipient of an option or restricted share award at the time such income is recognized.

     The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or restricted shares, or to the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of an optionee's death.

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth certain information as to our equity compensation plans for fiscal 2003.

                                                                                                      NUMBER OF SECURITIES
                                                                                                    REMAINING AVAILABLE FOR
                                      NUMBER OF SECURITIES TO BE                                     FUTURE ISSUANCE UNDER
                                       ISSUED UPON EXERCISE OF       WEIGHTED AVERAGE EXERCISE     EQUITY COMPENSATION PLANS
                                         OUTSTANDING OPTIONS,          PRICE OF OUTSTANDING          (EXCLUDING SECURITIES
                                         WARRANTS AND RIGHTS       OPTIONS, WARRANTS AND RIGHTS     REFLECTED IN COLUMN (a))
           PLAN CATEGORY                         (a)                            (b)                           (c)
---------------------------------     --------------------------   ----------------------------    -------------------------
Equity compensation plans approved
by the stockholders                            1,410,000                       $0.77                        6,590,000

Equity compensation plans not                                                                                     ___
approved by the stockholders                     621,750                       $3.87
                                      --------------------------   ----------------------------    -------------------------
Total                                          2,031,750                       $4.64                        6,590,000



     The 2000 Plan is our only equity compensation plan that has been approved by the stockholders. We have also granted non-statutory stock options to purchase shares of our Common Stock pursuant to stock option agreements. These grants were made outside of our 2000 Plan. The exercise price of these options were equal to the fair market value of our Common Stock on the date of grant. These options vested immediately and have a duration of five years. The exercise price may be paid in cash or by a net issuance.

REQUIRED VOTE

     Approval of each of the amendments to the 2000 Plan requires the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENTS TO THE COMPANY'S AMENDED AND RESTATED 2000 STOCK OPTION PLAN.

         PROPOSAL 7: APPROVAL OF GRANT OF DISCRETIONARY AUTHORITY TO THE
 BOARD OF DIRECTORS TO EFFECT A REVERSE STOCK SPLIT OF OUTSTANDING COMMON STOCK,
  SERIES A CONVERTIBLE PREFERRED STOCK AND SERIES B CONVERTIBLE PREFERRED STOCK
          AT A RATIO WITHIN THE RANGE FROM ONE-FOR-FIVE TO ONE-FOR-TEN

INTRODUCTION

     You are being asked to approve a reverse split of all outstanding shares of our Common Stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock at an exchange ratio in the range from one-for five to one-for-ten, with the exact ratio to be established within this range by the Board of Directors in its sole discretion at the time it elects to effect a split (the "Stock Split"). If this Stock Split is approved by the Company's stockholders, the Board of Directors intends to effect the Stock Split as soon as possible thereafter.

     To effect the Stock Split, the Board of Directors would file the approved proposed amendments to its Certificate of Designation of Series A Convertible Preferred Stock and Certificate of Designation of Series B Convertible Preferred Stock (collectively,) the "Certificates of Designation") with the Nevada Secretary of State along with any other necessary filings in accordance with Nevada General Corporation Law. The outstanding Common Stock split will be effected simultaneously with the reverse split of the Preferred Stock. The forms of amendment to the Certificates of Designation to effect the proposed Stock Split would be in substantially the form attached to this proxy statement as Appendix C and Appendix D. As a result of the proposed Stock Split, the number of issued and outstanding shares of the Company's Common Stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock would be reduced in accordance with the Stock Split exchange ratio. The par value of our Common Stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock would remain unchanged at $0.0001 per share, and the number of authorized shares of Common Stock and Preferred Stock would remain unchanged. The number of shares designated as Series A Convertible Preferred Stock and Series B Convertible Preferred Stock would be reduced in accordance with the Stock Split exchange ratio.

     The Company's Board of Directors has approved the Stock Split and recommends to the stockholders of the Company the Stock Split and the amendments to the Certificates of Designation to effect the proposed Stock Split. The Board of Directors, however, has reserved the right to abandon the Stock Split, without further direction by the stockholders, at any time before the Stock Split becomes effective.

REASONS FOR THE REVERSE STOCK SPLIT

     The Board of Directors believes that it should be granted the authority to implement the Stock Split to enhance the desirability and marketability of the Company's Common Stock to the financial community and the investing public and potentially mitigate reluctance on the part of brokers and investors to trade in the Company's Common Stock. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their own portfolios, which reduces the number of potential buyers of the Company's Common Stock. In addition, analysts at many leading brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. A variety of brokerage house policies and practices also tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices pertain to the payment of brokers' commissions and to time-consuming procedures that function to make the handling of lower-priced stocks unattractive to brokers from an economic standpoint. Additionally, because brokers' commissions on lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of the Company's Common Stock can result in an individual stockholder paying transaction costs that represent a higher percentage of total share value than would be the case if the Company's share price were substantially higher. This factor may also limit the willingness of institutions to purchase the Company's Common Stock.

     In addition, the Company's Common Stock has been trading below $1.00 for sometime. With the Company's Common Stock trading in this range, small movements, in absolute terms, in the price per share translate into disproportionately large swings in the price on a percentage basis. These swings tend to bear little relationship to the Company's financial condition and results. The Board of Directors believe that these factors have contributed to an unjustified, relatively low level of interest in the Company's Common Stock on the part of investment analysts, brokers and professionals and individual investors, which tends to depress the market for its Common Stock. The Board of Directors has proposed effecting the reverse split as a means of increasing the per-share market price of the Company's Common Stock.

     The Board of Directors believes that stockholder approval of an exchange ratio range (rather than an exact exchange ratio) provides the Board of Directors with maximum flexibility to achieve the purposes of the Stock Split. If the stockholders approve the Stock Split proposal, the Stock Split will be effected, if at all, only upon a determination by the Board of Directors that the Stock Split is in the best interests of the Company and its stockholders at that time. In connection with any determination to effect a Stock Split, the Board of Directors will set the timing for such a split and select the specific ratio within the range. These determinations will be made by the Board of Directors to create the greatest marketability of the Company's Common Stock based on prevailing market conditions at that time.

POTENTIAL EFFECTS OF THE REVERSE STOCK SPLIT

     The immediate effect of the Stock Split would be to reduce the number of shares of the Company's Common Stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock outstanding and to increase the trading price of the Company's Common Stock. Depending on the exact ratio selected by the Board of Directors, between five (5) and ten (10) shares of the Company's Common Stock outstanding immediately prior to the Stock Split will be reclassified and converted into one (1) share of the Company's Common Stock, which will continue to have a par value of $0.0001 per share. Based on 89,684,638 shares of Common Stock outstanding as of the Record Date for the Annual Meeting, without accounting for fractional shares, which will be cancelled and paid for in cash, between 17,936,927 shares and 8,968,463 shares of Common Stock would be outstanding as a result of the proposed Stock Split. Depending on the exact ratio selected by the Board of Directors, between five
(5) and ten (10) shares of Series A Convertible Preferred Stock outstanding immediately prior to the Stock Split will reclassified and converted into one
(1) share of Series A Convertible Preferred Stock, which will continue to have a par value of $0.0001 per share. Based on 400,000 shares of Series A Convertible Preferred Stock outstanding as of the record date for this annual meeting, without accounting for fractional shares, which will be cancelled and paid for in case, between 80,000 shares and 40,000 shares of Series A Convertible Preferred Stock would be outstanding as a result of the Stock Split. Depending on the exact ratio selected by the Board of Directors, between five (5) and ten
(10) shares of Series B Convertible Preferred Stock outstanding immediately prior to the Stock Split will reclassified and converted into one (1) share of Series B Convertible Preferred Stock, which will continue to have a par value of $0.0001 per share. Based on 629,666 shares of Series B Convertible Preferred Stock outstanding as of the record date for this annual meeting, without accounting for fractional shares, which will be cancelled and paid for in case, between 123,266 shares and 61,633 shares of Series B Convertible Preferred Stock would be outstanding as a result of the Stock Split.

     The effect of any reverse stock split upon the market price of our Common Stock, however, cannot be predicted. Although some companies in similar circumstances who have effected a reverse stock split have experienced improved stock price performance, other companies have not. The trading price of the Company's Common Stock after the Stock Split may not rise in proportion to the reduction in the number of shares of the Company's Common Stock outstanding as a result of the Stock Split. Further, there can be no assurance that the Stock Split would lead to a sustained increase in the trading price of the Company's Common Stock. The trading price of the Company's Common Stock may change due to a variety of other factors, including the Company's operating results and factors related to its business and general market conditions. Finally, the resulting decrease in the number of shares of the Company's Common Stock outstanding could potentially negatively impact the liquidity of its Common Stock on the American Stock Exchange, especially in the case of larger block trades.

     If the Company implements the Stock Split, all outstanding warrants, options and other grants entitling the holders to purchase shares of the Company's Common Stock will enable the holders to purchase, upon exercise of their warrants, options or other grants, between one-fifth and one-tenth of the number of shares of the Company's Common Stock, which these holders would have been able to purchase upon such exercise immediately prior to the Stock Split, at an exercise price between five (5) and ten (10) times the applicable exercise price before the Stock Split.

     In addition, after the Stock Split is effected, the number of shares reserved for issuance in the Company's 2000 Stock Option Plan will be reduced between one-fifth and one-tenth of the number of shares reserved under these plans immediately prior to the Stock Split at an exercise price between five (5) and ten (10) times the applicable exercise price before the Stock Split.

     The proposed Stock Split will affect all of the Company's stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the Stock Split results in any of the stockholders owning a factional share. No fractional shares will be issued as a result of the Stock Split. In lieu of issuing fractional shares, the Company will pay to any stockholder who otherwise would have been entitled to receive a fractional share as a result of the Stock Split (after aggregating all shares for each class or series of stock held by such stockholder) cash at the market price. The market price for the Common Stock will be determined by reference to the average closing price of the Company's Common Stock on the American Stock Exchange for the 20 business days prior to the day on which the Stock Split becomes effective. For example, depending on the exact ratio selected by the Board of Directors, a stockholder holding 84 shares of Common Stock prior to the Stock Split would receive between 16 and 8 shares of Common Stock and cash in lieu of any fraction of a post-split share of Common Stock. The market price for the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock will be the stated value of the applicable series of preferred stock after giving effect to the Stock Split as stated in the applicable Certificate of Designation for such series of preferred stock. The stated value of the Series A Convertible Preferred Stock is currently $2.50 per share and the stated value of the Series B Convertible Preferred Stock is currently $0.75. Depending on the exact ratio selected by the Board of Directors, the stated value of the Series A Convertible Preferred Stock will be between $12.50 and $25.00 per share and the stated value of the Series B Convertible Preferred Stock will be between $3.75 and $7.50 (as a result of proportional adjustments). For example, as a result of the Stock Split, a stockholder holding fifty-eight (58) shares of Series B Convertible Preferred Stock prior to the Stock Split would receive between eleven (11) and five (5) shares of Series B Convertible Preferred Stock and cash in lieu of any fraction of a post-split share of Series B Convertible Preferred Stock.

     If the Stock Split is implemented, the rights and preferences of the outstanding shares of the Company's Common Stock would remain the same after the Stock Split. Certain terms of the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock will be amended to reflect proportional adjustments necessary as a result of the Stock Split. Proportional adjustments will be made in the Certificates of Designation to the stated value, redemption price, liquidation rights and conversion value of the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock. These proportional adjustments can be seen in the proposed amendments to the Certificates of Designation in substantially the form attached as Appendix C and Appendix D. Each share of Common Stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock issued pursuant to the Stock Split would be fully paid and nonassessable. As of June 30, 2003, there were arrears in dividend in the aggregate amount of $536,580 for the Series A Convertible Preferred Stock, $111,553 for the Series B Convertible Preferred Stock and no arrears in dividend for the Common Stock. The proposed Stock Split will not have an affect on the aggregate amount of arrears in dividend outstanding at the time of the Stock Split.

     The Stock Split would also result in some stockholders owning "odd-lots" of fewer than 100 shares of the Company's Common Stock. Brokerage commission and other costs of transactions in odd-lots are generally higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

     The Stock Split will not affect the par value of shares of the Company's Common Stock. As a result, on the effective date of the Stock Split, the stated capital on the Company's balance sheet attributable to the Company's Common Stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock will be reduced to between one-fifth and one-tenth of its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and per share net book value of the Company's Common Stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock will be increased as a result of the Stock Split, because there will be fewer shares of Common Stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock outstanding.

AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK

     The Stock Split, if implemented, would not change the number of authorized shares of the Company's Common Stock or Preferred Stock as designated by the Company's Articles of Incorporation. Accordingly, because the number of issued and outstanding shares of Common Stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock would decrease, the number of shares remaining available for issuance under the Company's authorized pool of Common Stock and Preferred Stock would increase. The number of shares designated Series A Convertible Preferred Stock and Series B Convertible Preferred Stock would be reduced in accordance with the exchange ratio. These additional shares of Common Stock and Preferred Stock would be available for issuance from time to time for corporate purposes such as raising additional capital, acquisitions of companies or assets and sales of stock or securities convertible into Common Stock. The Company believes that the availability of the additional shares will provide it with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. The Company has no current plan to issue shares from these additional shares.

PROCEDURE FOR EFFECTING REVERSE STOCK SPLIT AND EXCHANGE OF STOCK CERTIFICATES

     If the Stock Split is approved by the stockholders and implemented, the Company will file an amendment to its each of its Certificates of Designation with the Secretary of State of Nevada. The Stock Split will become effective at the effective time of the amendment to the Certificates of Designation. The Company will simultaneously effect the reverse split of the Common Stock. Beginning at the effective time of the Stock Split, each certificate representing the Company's Common Stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock that was issued before the Stock Split will be deemed for all corporate purposes to evidence post-reverse stock split ownership. All shares subject to conversion of outstanding options, warrants, and other securities would also be automatically adjusted on the effective date.

     As soon as practicable after the filing of the amendments to the Certificates of Designation and split of the Common Stock, the Company's stockholders will be notified that the Stock Split has been effected. The Company expects that its transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of shares of Common Stock, Series A Convertible Preferred Stock or Series B Convertible Preferred Stock will be asked to surrender to the exchange agent certificates representing shares of Common Stock, Series A Convertible Preferred Stock or Series B Convertible Preferred Stock, as applicable, in exchange for certificates representing the reverse-split adjusted shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the exchange agent. No new certificates will be issued or cash in lieu of fractional share be paid to a stockholder until the stockholder has surrendered his or her outstanding certificate(s) together with the properly completed and executed letter of transmittal to the transfer agent. Stockholders should not destroy any stock certificates and should not submit any certificates until requested to do so. If your shares of the Company's Common Stock are deposited in book entry, your shares will be automatically converted to reflect the Stock Split without any action on your part.

FRACTIONAL SHARES

     The Company will not issue fractional shares in connection with the Stock Split. Stockholders who otherwise would be entitled to receive a fractional share because they hold an aggregate number of shares of pre-split Common Stock, Series A Convertible Preferred Stock or Series B Convertible Preferred Stock not evenly divisible by a factor between five (5) and ten (10) (depending on the final split exchange ratio), will, upon surrender to the exchange agent of the certificate or certificates representing the pre-split Common Stock, Series A Convertible Preferred Stock or Series B Convertible Preferred Stock held by them, receive cash in respect of that fractional share at the market price as applicable to such class or series of stock. The market price for the Common Stock will be determined by reference to the average closing price of the Company's Common Stock on the American Stock Exchange for the 20 business days prior to the day on which the Stock Split becomes effective. The market price for the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock price will be determined by reference to the stated value of such series of preferred stock as noted in the applicable Certificate of Designation.

NO DISSENTERS' RIGHTS

     Under the Nevada General Corporation Law, the Company's stockholders are not entitled to dissenters' rights with respect to the Stock Split. The Company does not anticipate independently providing the stockholders with any such rights.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of material federal income tax consequences of the Stock Split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, including banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which are subject to change retroactively as well as prospectively. This summary also assumes that the shares are held as a "capital asset," as defined in the Internal Revenue Code of 1986 (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of the stockholder.

     ACCORDINGLY, EACH STOCKHOLDER IS URGED TO CONSULT HIS, HER OR ITS TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO HIM, HER OR IT OF THE STOCK SPLIT, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL OR FOREIGN INCOME TAX AND OTHER LAWS.

     Other than the cash payments for fractional shares discussed below, no gain or loss should be recognized by a stockholder upon the stockholder's exchange of shares pursuant to the Stock Split. The aggregate tax basis of the shares received in the Stock Split, including any fraction of a share deemed to have been received, would be the same as the stockholder's aggregate tax basis in the shares exchanged. Stockholders who receive cash upon redemption of their fractional share interests in the shares as a result of the Stock Split will generally recognize gain or loss based on their adjusted basis in the fractional share interests redeemed. The federal income tax liabilities generated by the receipt of cash in lieu of a fractional interest should not be material in amount in view of the low value of the fractional interest. The stockholder's holding period for the shares would include the period during which the stockholder held the pre-split shares surrendered in the Stock Split. Our beliefs regarding the tax consequence of the Stock Split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The state and local tax consequences of the Stock Split may vary significantly as to each stockholder, depending upon the state in which he or she resides.

REQUIRED VOTE

     Approval of the Stock Split described above requires the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy of (i) Common Stock, voting together as a single class, (ii) Series A Convertible Preferred Stock, voting together as a separate class, and (iii) Series B Convertible Preferred Stock, voting together as a single class. The proposed amendment to the Certificate of Designation of Series A Convertible Preferred Stock requires the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy of Series A Convertible Preferred Stock, voting together as a single class. The proposed amendment to the Certificate of Designation of Series B Convertible Preferred Stock requires the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy of Series B Convertible Preferred Stock, voting together as a single class. As mentioned above, the Board of Directors has reserved the right not to effect the Stock Split even if it is approved by the stockholders. By casting a "FOR" vote in favor of the Stock Split, holders of the Series A Convertible Preferred Stock and holders of Series B Convertible Preferred Stock will also be casting a vote in favor of the proposed amendments to the Certificate of Designation for such series of convertible preferred stock, as applicable.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO GRANT DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS TO EFFECT A REVERSE STOCK SPLIT AT A RATIO WITHIN THE RANGE FROM ONE-FOR-FIVE TO ONE-FOR-TEN AS DESCRIBED ABOVE.

          PROPOSAL 8: TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS

     The Audit Committee has appointed the firm of Ham, Langston & Brezina, LLP ("HL&B") as the Company's independent auditors for the fiscal year ending March 31, 2004, subject to ratification by the stockholders. The firm of Singer Lewak Greenbaum & Goldstein LLP ("SLGG") audited the Company's financial statements from fiscal year 2000 to fiscal year 2002. Representatives of HL&B are expected to be present at the Company's Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

     On June 11, 2003, the Company's Audit Committee made a determination to no longer engage SLGG as the Company's independent public accountants and engaged HL&B on June 11, 2003 to serve as the Company's independent public accountants for the fiscal years ended March 31, 2003 and 2004.

     SLGG's reports on the Company's consolidated financial statements for each of the fiscal years ended March 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended March 31, 2003 and 2002 and the subsequent interim period through June 11, 2003, there were no disagreements with SLGG on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to SLGG's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years. No event described in paragraph (a)(1)(iv)(B) of Item 304 of Regulation S-B has occurred within the Company's fiscal years ending March 31, 2003 and 2002 and the subsequent interim period through June 11, 2003.

     During the fiscal years ended March 31, 2003 and 2002 and through June 11, 2003, the Company did not consult HL&B with respect to any other matters which were the subject of any disagreement or any reportable event, or on the application of accounting principles to a specified transaction, either completed or proposed.

AUDIT AND NON-AUDIT FEES

         AUDIT FEES. The aggregate fees billed by SLGG for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Form 10-QSB were $174,455 and $169,234 during the fiscal years ending March 31, 2003 and 2002, respectively. No fees were billed by HL&B during the fiscal years ending March 31, 2003 and 2002. Less than 50% of the hours expended on the engagement to audit the Company's financial statements for fiscal year 2003 were attributed to work performed by persons other than HL&B's full time, permanent employees.

         AUDIT-RELATED FEES. There were no fees billed by SLGG for assurance and related services rendered in connection with the audit or review of the Company's financial statements, which are not included above under AUDIT FEES, during the fiscal years ending March 31, 2003 and 2002, respectively. No fees were billed by HL&B during the fiscal years ending March 31, 2003 and 2002.

         TAX FEES. The aggregate fees billed by SLGG for professional services rendered for tax compliance, tax advice, and tax planning were $12,575 and $10,712 during the fiscal years ending March 31, 2003 and 2002, respectively. No fees were billed by HL&B during the fiscal years ending March 31, 2003 and 2002.

         ALL OTHER FEES. There were no fees billed for services rendered by either SLGG or HL&B other than for the services described above, including services rendered in connection with tax consulting, permitted internal audit outsourcing and other non-audit services, during the fiscal years ending March 31, 2003 and 2002.

     The Audit Committee pre-approved and reviewed all audit and non-audit services performed by SLGG as well as the fees charged by SLGG for such services. In reviewing non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of non-audit services on the auditor's independence. The Audit Committee's pre-approval policies and procedures are set forth in Audit Committee's Charter attached hereto as Appendix A.

REQUIRED VOTE

     Ratification will require the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy. In the event confirmation is not obtained, the Board of Directors will review its selection of the Company's independent auditors for the fiscal year ending March 31, 2004.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF HAM, LANGSTON & BREZINA, LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required to furnish us with copies of all such forms that they file.

     Based solely on our review of copies of such forms it has received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, we believe that all of our officers, directors and greater than 10% beneficial owners complied with all
Section 16(a) filing requirements applicable to them with respect to transactions during fiscal 2003.

                       DOCUMENTS INCORPORATED BY REFERENCE

     The Company's Annual Report on Form 10-KSB/A for the year ended March 31, 2003 accompany this Proxy Statement. The Securities and Exchange Commission allows the Company to "incorporate by reference" information into this Proxy Statement, which means that the Company can disclose important information to you by referring you to another document filed separately with the Securities and Exchange Commission. The information incorporated by reference is deemed to be part of this Proxy Statement, except for any information superseded by information in, or incorporated by reference in, this proxy statement. This proxy statement incorporates by reference Items 6, 7 and 8 of Part II from the Company's Annual Report on Form 10-KSB/A for the year ended March 31, 2003.

                                  OTHER MATTERS

     The Company knows of no business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

                                           By order of the Board of Directors.

                                           /s/ Charles E. Ramey

                                           Charles E. Ramey
                                           CHIEF EXECUTIVE OFFICER
August 7, 2003

                                                                      Appendix A

                                   CHARTER OF

                               US DATAWORKS, INC.
                                 AUDIT COMMITTEE


PURPOSE


The purpose of the Audit Committee (the "Committee") of the Board of Directors of the Corporation is to:


         1. assist Board oversight of (a) the integrity of the Corporation's financial statements, (b) the Corporation's compliance with legal and regulatory requirements, (c) the independent auditor's qualifications and independence, and
(d) the performance of the Corporation's internal audit function and independent auditors;


         2. be directly responsible, in its capacity as a committee of the Board of Directors, for the appointment, compensation, and oversight of the work of any public accounting firm employed by the Corporation for the purpose of preparing or issuing an audit report or related work;


         3. prepare the report that Securities and Exchange Commission ("SEC") rules require be included in the Corporation's annual proxy statement; and


         4. perform such other duties and responsibilities enumerated in and consistent with this Charter.


The Committee's function is one of oversight, recognizing that the Corporation's management is responsible for preparing the Corporation's financial statements, and the independent auditor is responsible for auditing those statements. In adopting this Charter, the Board of Directors acknowledges that the Committee members are not employees of the Corporation and are not providing any expert or special assurance as to the Corporation's financial statements or any professional certification as to the external auditor's work or auditing standards. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Corporation that provide information to the Committee and the accuracy and completeness of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

MEMBERSHIP AND PROCEDURES


MEMBERSHIP AND APPOINTMENT

The Committee shall comprise not fewer than three members of the Board of Directors, as shall be appointed from time to time by the Board of Directors based on recommendations from the Nominating and Corporate Governance Committee, if any.


CHAIRPERSON

A chairperson of the Committee (the "Chairperson") may be designated by the Board of Directors. In the absence of such designation, the members of the Committee may designate the Chairperson by majority vote of the full Committee membership. The Chairperson shall determine the agenda, the frequency and the length of meetings and shall have unlimited access to management, employees and information.

INDEPENDENCE AND QUALIFICATIONS

Each member shall either meet the categorical standards for "independence" established by the Board of Directors or the Board of Directors shall affirmatively determine that such Director qualifies as independent within the meaning of any applicable law or any listing standard or rule established by the American Stock Exchange ("AMEX"). Each member of the Committee shall also meet any additional independence or experience requirements as may be established from time to time by the AMEX and SEC.

DELEGATION

The Committee may, by resolution passed by a majority of the Committee, designate one or more subcommittees, each subcommittee to consist of one or more members of the Committee. Any such subcommittee to the extent provided in the resolutions of the Committee, and to the extent not limited by applicable law or listing standard, shall have the power and authority of the Committee to grant preapprovals of auditing and non-audit services by the independent auditor. Any decision of a subcommittee to whom authority is delegated to preapprove an activity shall be presented to the Committee at each of its scheduled meetings.

AUTHORITY TO RETAIN AND TERMINATE ADVISERS

The Committee shall have the power and authority, at the Corporation's expense, to retain, terminate and compensate independent counsel and other advisers, as it determines necessary to carry out its duties.


ANNUAL PERFORMANCE EVALUATION

The Committee shall perform an annual performance evaluation of the Committee and assessment of the Audit Committee Charter and, to the extent the Committee so determines, make recommendations to the Board of Directors for changes or modifications to the Audit Committee Charter.(1)

DUTIES AND RESPONSIBILITIES

The following shall be the common recurring duties and responsibilities of the Committee in carrying out its oversight functions. These duties and responsibilities are set forth below as a guide to the Committee with the understanding that the Committee may alter or supplement them as appropriate under the circumstances to the extent permitted by applicable law or listing standard.


         1. Annually, the Committee shall retain the Corporation's independent auditor, subject to stockholder ratification, if required or sought.


         2. The Committee, or a subcommittee of the Committee, shall preapprove the provision of all auditing and non-audit services by the independent auditor to the Corporation and its subsidiaries and shall also approve all audit engagement fees and terms and all non-audit engagements with the independent auditor.


         3. In connection with the Committee's approval of non-audit services, the Committee shall consider whether the independent auditor's performance of any non-audit services is compatible with the independent auditor's independence.


         4. At least annually, the Committee shall obtain and review a report by the independent auditor describing:


         (a)      the independent auditor's internal quality-control procedures;

         (b) any material issues raised by the most recent internal quality control review or peer review of the independent auditor's firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor's firm, and the steps taken to deal with those issues; and

------------------------------
(1) AMEX ss.121b(a) requires that an audit committee review and reassess the adequacy of the audit committee charter on an annual basis. The listing standards do not require that this evaluation be reported to the board of directors, but companies should consider doing so as a best practice. Although the Corporation is not listed on the New York Stock Exchange ("NYSE"), we recommend that the Corporation following the guidance from the NYSE as set for below an in the footnotes to follow. The commentary to this requirement from states: "While the fundamental responsibility for the company's financial statements and disclosures rests with management and the independent auditor, the audit committee must review: (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the company's selection or application of accounting principles, and major issues as to the adequacy of the company's internal controls and any special audit steps adopted in light of material control deficiencies; (B) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the company; and (D) earnings press releases (paying particular attention to any use of `pro forma,' or `adjusted' non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies."

         (c) all relationships between the independent auditor and the Corporation, in order to assess the auditor's independence.

         5. The Committee shall review the report by the independent auditor, which is required by Section 10A of the Securities Exchange Act of 1934, concerning:


         (a)      all critical accounting policies and practices to be used;

         (b) alternative treatments of financial information within GAAP that have been discussed with management officials, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

         (c) any other material written communications between the independent auditor and the Corporation's management.

         6. The Committee shall discuss the annual audited financial statements and quarterly financial statements with management, the internal auditor and the independent auditor, including the Corporation's disclosures under the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Corporation's reports filed with the SEC.


         7. In connection with its review of the Corporation's financial statements, the Committee shall review and discuss with management, the internal auditor and the independent auditor the matters relating to the conduct of the audit required to be discussed by Statement on Accounting Standards Nos. 61 and 90 (Communications with Audit Committees), as they may be modified or supplemented, including the auditor's judgment about the quality, not just acceptability, of the Corporation's accounting principles as applied in its financial reporting.


         8. Based on its review and discussions with management, the internal auditors and the independent auditor, the Committee shall recommend to the Board of Directors whether the Corporation's financial statements should be included in the Corporation's Annual Report on Form 10-KSB (or the annual report to stockholders if distributed prior to the filing of the Form 10-KSB).


         9. The Committee shall prepare or cause the preparation of the report required by SEC rules to be included in the Corporation's annual stockholders' meeting proxy statement.

         10. The Committee shall generally discuss earnings press releases, if any, as well as financial information and earnings guidance provided to financial analysts and rating agencies.(2)


         11. Periodically, the Committee shall meet separately with each of management, internal auditors and the independent auditors.


         12. The Committee shall review with the independent auditor any audit problems or difficulties and management's response.(3)


         13. The Committee shall establish the Corporation's hiring policies for employees or former employees of the Corporation's independent auditors.


         14. The Committee shall discuss the Corporation's policies with respect to risk assessment and risk management.(4)


         15. Periodically, the Committee shall review with management, the internal auditor and the independent auditor the adequacy and effectiveness of the Corporation's systems and controls for monitoring and managing legal and regulatory compliance.


         16. The Committee shall establish procedures for:


         (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and

         (b) the confidential, anonymous submission by the Corporation's employees of concerns regarding accounting or auditing matters.

         17. The Committee shall communicate to the Board of Directors any issues with respect to the quality or integrity of the Corporation's financial statements, the Corporation's compliance with legal or regulatory requirements, the performance and independence of the Corporation's independent auditors or the performance of the independent audit function.


AMENDMENT

This Charter and any provision contained herein may be amended or repealed by the Board of Directors.


---------------------------
(2) The NYSE's commentary to this requirement states that the Committee need not discuss in advance each earnings release or each instance in which a company provides earnings guidance.

(3) The review should also include discussion of the responsibilities, budget and staffing of the internal audit function.

(4) The discussion should cover the Corporation's major financial risk exposures and steps management has taken to monitor and control such exposures.

                                                                      Appendix B

                               US DATAWORKS, INC.
                              AMENDED AND RESTATED
                             2000 STOCK OPTION PLAN


         1. ESTABLISHMENT AND PURPOSES OF THE PLAN. The Plan was adopted by the Board effective August 25, 2000, amended and restated on July 25, 2002 and May 21, 2003, and most recently amended and restated on July 16, 2003. The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Awards granted under the Plan may be Incentive Stock Options, Nonstatutory Stock Options or Restricted Shares, as determined by the Administrator at the time of grant.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

                  (b) "Applicable Laws" means the requirements relating to the administration of stock plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other Country or Jurisdiction where Awards are granted under the Plan.

                  (c) "Award" means any Option granted, or any award or sale of Shares, under the Plan.

                  (d) "Board" means the Board of Directors of the Company, as constituted form time to time.

                  (e) "Change in Control" means mean the occurrence of any of the following events:

                           (i) A change in the composition of the Board of
Directors occurs, as a result of which fewer than two-thirds of the incumbent directors are directors who either:

                                (A) Had been directors of the Company on the
"look-back date" (as defined below) (the "original directors"); or

                                (B) Were elected, or nominated for election, to
the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the "continuing directors");

                           (ii) Any "person" (as defined below) who by the
acquisition or aggregation of securities, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company;

                           (iii) The consummation of a merger or consolidation
of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

                           (iv) The sale, transfer or other disposition of all
or substantially all of the Company's assets.

         For purposes of subsection (e)(i) above, the term "look-back" date shall mean the later of (1) July 25, 2002 or (2) the date 24 months prior to the date of the event that may constitute a Change in Control.

         For purposes of subsections (e)(ii) above, the term "person" shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and
(2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock.

         Any other provision of this Section 2(e) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

                  (f) "Class" means the three classes into which the member of the board are divided, Class I, Class II and Class III.

                  (g) "Code" means the Internal Revenue Code of 1986, as amended.

                  (h) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

                  (i) "Common Stock" means the Common Stock of the Company.

                  (j) "Company" means US Dataworks, Inc., a Nevada corporation.

                  (k) "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

                  (l) "Director" means a member of the Board of Directors of the Company.

                  (m) "Disability" means total and permanent disability as defined in Section 22(e) (3) of the Code.

                  (n) "Employee" means any persons, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider (defined below) shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For Purposes of Incentive Stock Options, no such leave may exceed three months, unless reemployment upon expiration of such a leave is guaranteed by statute or contract. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                  (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (p) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any established
stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the date on which the Award is granted, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii) If the Common Stock is regularly quoted by a
recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the date on which the Award is granted; or

                           (iii) In the absence of an established market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                  (q) "Grantee" means the Employee, Consultant or Outside Director who receives an Award granted pursuant to the Plan, including but not limited to Optionees.

                  (r) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (s) "Nonstatutory Stock Option" means an Option not intended to quality as an Incentive Stock Option.

                  (t) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (u) "Option" means a stock option granted pursuant to the Plan.

                  (v) "Option Grant" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Grant is subject to the terms and conditions of the Plan.

                  (w) "Optioned Stock" means the Common Stock subject to an Option.

                  (x) "Optionee" means the holder of an outstanding Option granted under the Plan.

                  (y) "Outside Director" means a member of the Board of Directors of the Company who is not a common-law employee of the Company, a Parent or a Subsidiary.

                  (z) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (aa) "Plan" means this 2000 Stock Option Plan of US Dataworks, Inc., as amended from time to time.

                  (bb) "Restricted Share" means a Share awarded under the Plan.

                  (cc) "Restricted Share Agreement" means the agreement between the Company and a Grantee who acquires Shares under the Plan (other than upon exercise of an Option) that contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

                  (dd) "Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

                  (ee) "Service" means service as an Employee, Director or Consultant.

                  (ff) "Service Provider" means an Employee, Director or Consultant.

                  (gg) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 below.

                  (hh) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. STOCK SUBJECT TO THE PLAN.

                  (a) Basic Limitations. Subject to Section 12, the maximum aggregate number of Shares which may be subject to Awards granted under the Plan is fifteen million (15,000,000) Shares, plus the additional Shares described in
Section 3(b). The Shares may be authorized but unissued, or reacquired Common Stock. If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

                  (b) Annual Increase in Shares. As of April 1 of each year, commencing with the year 2003, the aggregate number of Shares that may be issued with respect to Awards granted under the Plan shall automatically increase by a number equal to the lesser of (i) 500,000 Shares, (ii) 5% of the fully diluted outstanding shares of Common Stock of the Company on such date or (iii) a lesser amount determined by the Board. The aggregate number of Shares that may be issued under the Plan shall at all times be subject to adjustment pursuant to
Section 12. The number of Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

         4. ADMINISTRATION OF THE PLAN.

                  (a) Administrator. The Plan shall be administered by the Board or Committee appointed by the Board, which Committee shall consist of two or more directors of the Company. In addition, the composition of the Committee shall satisfy

                           (i) such requirements as the Securities and Exchange
Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

                           (ii) such requirements as the Internal Revenue
Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

                  (b) Administrator for Non-Officer Grants. The Board may also appoint one or more separate Committees of the Board, each composed of one or more Directors who need not satisfy the requirements of Section 4(a), who may administer the Plan with respect to Employees who are not considered Officers or Directors under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such Awards. Within the limitations of the preceding sentence, any reference in the Plan to the Administrator shall include such Committee or Committees appointed pursuant to the preceding sentence.

                  (c) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

                           (i) to determine the Fair Market Value;

                           (ii) to select the Service Providers to whom Awards
may from time to time be granted hereunder;

                           (iii) to determine the number of Shares to be covered
by each such Award granted hereunder;

                           (iv) to approve forms of Option Grants and Restricted
Share Agreements for use under the Plan;

                           (v) to determine the terms and conditions of any
Award granted hereunder. Such terms and conditions may include, but are not limited to, the exercise or purchase price, the time or times when Options may be exercised or Shares may become vested (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                           (vi) to amend or modify the terms of any outstanding
Option Grant or Restricted Share Agreement, subject to applicable legal restrictions and to the consent of the Optionee or Grantee, as the case may be, who entered into such agreement.

                           (vii) to determine whether and under what
circumstances an Award may be settled in cash under Section 9(e) instead of Common Stock;

                           (viii) to prescribe, amend and rescind rules and
regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                           (ix) to allow Optionees to satisfy withholding tax
obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

                           (x) to construe and interpret the terms of the Plan
and Awards granted pursuant to the Plan.

                  (d) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all persons.

         5. ELIGIBILITY.

                  (a) General. Nonstatutory Stock Options and Awards of Shares may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. A Service Provider who has been granted an Award may, if otherwise eligible, be granted additional Awards.

                  (b) Outside Directors. Any other provision of the Plan notwithstanding, the participation of Outside Directors in the Plan shall be subject to the following restrictions:

                           (i) Outside Directors shall only be eligible for the
grant of Nonstatutory Stock Options.

                           (ii) Outside Directors elected or appointed to the
Board on or after July 16, 2003 shall receive an Option to purchase 100,000 Shares on the first business day following such outside Director's initial election or appointment to the Board. Outside Directors serving on the Board on July 16, 2003 shall receive an Option to purchase 100,000 Shares on the first business day following the annual meeting occurring after July 16, 2003.

                           (iii) On the first business day following the
conclusion of each regular annual meeting of the Company's stockholders, commencing with the annual meeting occurring after July 25, 2002, each Outside Director who is elected to serve as a member of the Board thereafter shall receive an Option to purchase 180,000 Shares or a pro rata portion of 180,000 Shares if elected to serve for a term of less than three years, subject to adjustment under Section 12. Each Outside Director who is not elected at a regular annual meeting of the Company's stockholders shall receive an Option to purchase a pro rata portion of 180,000 Shares within ten business days of his or her election or appointment based on the number of full months remaining from the date of election or appointment until the end of the Outside Director's term divided by 36, 24 or 12, depending on the term of the class to which the Outside Director was elected or appointed. Any fractional share resulting from such calculation shall be rounded up to the nearest whole number.

                           (iv) On the first business day following the
conclusion of each regular annual meeting of the Company's stockholders, commencing with the annual meeting occurring after July 16, 2003, each Outside Director who will serve as Lead Director or Chairperson of a committee of the Board shall receive an Option to purchase 30,000 Shares subject to adjustment under Section 12, and each Outside Director who will serve on a committee of the Board in a capacity other than Chairperson shall receive an Option to purchase 10,000 Shares, subject to adjustment under Section 12. Each Outside Director who is not appointed immediately following a regular annual meeting of the Company's stockholders shall receive an Option to purchase a pro rata portion of 30,000 Shares or 10,000 Shares, as the case may be, within ten business days of his or her appointment based on the number of full months remaining from the date of appointment until the next annual meeting. Any fractional share resulting from such calculation shall be rounded up to the nearest whole number.

                           (v) The exercise price of all Nonstatutory Stock
Options granted to an Outside Director under this Section 5(b) shall be equal to 100% of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Section 9(a).

                           (vi) Each Option granted under Section 5(b)(ii) above
shall be fully exercisable on the date of grant. Except as set forth in the next succeeding sentence, each Option granted under Section 5(b)(iii) above shall become exercisable in three equal annual installments. Each Option granted under
Section 5(b)(iii) to Outside Directors who were not initially elected at a regular annual meeting of the Company's stockholders shall become exercisable in equal annual installments such that each Option is exercisable in full at the next regular annual meeting of the Company's stockholders at which the Outside Director's Class is to be elected. Except as set forth in the next succeeding sentence, each Option granted under Section 5(b)(iv) above shall become exercisable on the first anniversary of the date of grant. Each Option granted under Section 5(b)(iv) to Outside Directors who are not appointed immediately following a regular annual meeting of the Company's stockholders shall become exercisable in full at the next regular annual meeting of the Company's stockholders. Notwithstanding the foregoing, each Option that has been outstanding for not less than six months shall become exercisable in full in the event that a Change in Control occurs with respect to the Company.

                           (vii) Subject to Sections 9(b), 9(c) and 9(d), all
Nonstatutory Stock Options granted to an Outside Director under this Section 5(b) shall terminate on the tenth anniversary of the date of grant of such Options.

                           (viii) Except as otherwise provided by the
Administrator, no Option shall be transferable by the Optionee other than by will, by written beneficiary designation or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

                  (c) Each Option shall be designated in the Option Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 5(c), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (d) The Administrator shall have the discretion to grant Options that are exercisable for unvested shares of Common Stock. Should the Optionee cease to be employed with or perform services for the Company while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Administrator and set forth in the document evidencing such repurchase right.

                  (e) Neither the Plan nor any Award shall confer upon any Grantee any right with respect to continuing the Grantee's relationship, as the case may be, as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.

                  (f) Subject to adjustment in accordance with the provisions of
Section 12 of the Plan, the maximum number of shares subject to Options granted to any one Employee under the Plan during the term of the Plan shall be eight million (8,000,000).

         6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board. It shall continue in effect until July 16, 2013, unless sooner terminated under Section 14 of the Plan.

         7. TERM OF OPTION. The term of each Option shall be stated in the Option Grant; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Grant.

         8. OPTION EXERCISE PRICE AND CONSIDERATION.

                  (a) The per Share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                           (i) In the case of an Incentive Stock Option

                                (A) granted to an Employee who, at the time of
grant or such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                (B) granted to any other Employee, the per Share
exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii) in the case of a Nonstatutory Stock Option, the
par value, if any, per Share.

                           (iii) Notwithstanding the foregoing, Options may be
granted with a per Share exercise price other than as required above pursuant to a merger or other Corporate transaction.

                  (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash,
(2) check, (3) other Shares which (x) in the case of Shares Acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender (or such other Shares as the Company determines will not cause the Company to recognize for financial accounting purposes a charge for compensation expense), and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (4) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (5) in such other consideration as the Administrator deems appropriate, or by a combination of the above. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company. In the case of an Incentive Stock Option, the permissible methods of payment shall be specified at the time the Option is granted. The Administrator in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid, and/or the Optionee's tax withholding obligation is satisfied, in whole or in part with Shares, or through the withholding of Shares issuable upon exercise of the Option, the value of the Shares surrendered or withheld shall be their Fair Market Value on the date the Option is exercised. The Administrator in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, cause the Company to lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of the Option, (iii) bear interest at the prime rate of the Company's principal lender, and (iv) contain such other terms as the Administrator in its sole discretion shall reasonably require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for those Shares are issued to that person(s) under the terms of this Plan.

         9. EXERCISE OF OPTION.

                  (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Grant. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a share.

                  An Option shall be deemed exercised when the Company receives:
(i) written or electronic notice of exercise (in accordance with the Option Grant) from the person entitled to exercise the Option, (ii) full payment for the Shares with respect to which the Option is exercised, and (iii) arrangements that are satisfactory to the Administrator in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company employing the Optionee to withhold in accordance with applicable federal or state tax withholding requirements. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Grant and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Grant to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option

Grant). In the absence of a specified time in the Option Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Grant to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Grant). In the absence of a specified time in the Option Grant, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Grant to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Grant) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Grant, the option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and such conditions as the Administrator shall establish and communicate to the Optionee at the tune that such offer is made.

                  (f) Change in Control. The Administrator may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company; provided, however, in the case of an Incentive Stock Option, the acceleration of exercisability shall not occur without the Optionee's written consent.

         10. NON-TRANSFERABILITY OF OPTIONS.

                  (a) No Incentive Stock Option, and unless the prior written consent of the Committee or the Board is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Exchange Act no Nonstatutory Stock Option, shall be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. Each Option shall be exercisable during the Optionee's lifetime only by the Optionee, or in the case of a Nonstatutory Stock Option that has been assigned or transferred with the prior written consent of the Committee or the Board, only by the permitted assignee.

                  (b) No Shares acquired by an Officer or Director pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted, unless the transaction does not violate the requirements of Rule 16b-3 promulgated under the Exchange Act.

         11. RESTRICTED SHARES.

                  (a) Restricted Share Agreement. Each Award of Restricted Shares under the Plan shall be evidenced by a Restricted Share Agreement between the Grantee and the Company. Such Award shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions imposed by the Administrator, as set forth in the Restricted Share Agreement, that are not inconsistent with the Plan. The provisions of the various Restricted Share Agreements entered into under the Plan need not be identical.

                  (b) Payment for Awards. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Administrator may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the Grantee shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents, or past services rendered to the Company (or a Parent or Subsidiary), as the Administrator may determine.

                  (c) Vesting. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Share Agreement. A Restricted Share Agreement may provide for accelerated vesting in the event of the Grantee's death, disability or retirement or other events. The Administrator may determine, at the time of granting Restricted Shares of thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

                  (d) Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Share Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

                  (e) Duration of Offers and Nontransferability of Purchase Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Grantee within thirty (30) days after the Company communicates the grant of such right to the Grantee. Such right shall be nontransferable and shall be exercisable only by the Grantee to whom the right was granted.

                  (f) Repurchase Rights and Transfer Restrictions. Each Award of Shares shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Administrator may determine. Such restrictions shall be set forth in the applicable Restricted Share Agreement and shall apply in addition to any restrictions otherwise applicable to holders of Shares generally.

         12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR ASSET SALE.

                  (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, the number of shares subject to Awards grants under Section 5(b) and the maximum number of Shares that may be granted to any one Grantee under the Plan, as well as the price per Share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock affected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Grantee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until such time as shall be determined by the Administrator prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Award of Restricted Shares, or any Shares purchased upon exercise of an Option, shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

                  (c) Merger or Asset Sale. To the extent not previously exercised, each Option shall terminate immediately in the event of any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, unless the successor corporation, or a parent or subsidiary of such successor corporation, assumes the Option or substitutes an equivalent option or right. The Administrator shall give written notice of any proposed transaction referred to in this Section 12(c) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that Optionees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that then are exercisable (including any Options that may become exercisable upon the closing date of such transaction). An Optionee may condition his exercise of any Option upon the consummation of a transaction referred to in this Section 12(c). For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority or the outstanding Shares), provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per Share consideration received by holders of Common Stock in the merger or sale of assets.

         13. TIME OF GRANTING AWARDS. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Grantee to whom an Award is so granted within a reasonable time after the date of such grant.

         14. AMENDMENT AND TERMINATION OF THE PLAN.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or terminate the Plan.

                  (b) Stockholder Approval. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

                  (c) Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan shall impair the rights of any Grantee, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

         15. CONDITIONS UPON ISSUANCE OF SHARES.

                  (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or an Award of Shares unless the grant of such Award, the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) Investment Representations. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

         16. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         17. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         18. STOCKHOLDER APPROVAL. The Plan, as amended and restated effective as of July 16, 2003, shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan, as so amended and restated, is adopted by the Board. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

         19. WITHHOLDING OR DEDUCTION FOR TAXES. If at any time specified herein for the making of any issuance or delivery of any Option or Award of Shares to any Grantee, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or to take any other action in connection with the issuance or delivery then to be made, the issuance or delivery shall be deferred until the withholding or deduction shall have been provided for by such Grantee or beneficiary, or other appropriate action shall have been taken.

         20. EXECUTION.

                  To record the adoption of the amended and restated Plan by the Board of Directors effective as of July 16, 2003, the Company has caused its authorized offer to execute the same.

                                          US DATAWORKS, INC.



                                          By
                                            -----------------------------------
                                                     Charles E. Ramey
                                                  Chief Executive Officer

                                                                      Appendix C

                 AMENDED AND RESTATED CERTIFICATE OF DESIGNATION

                                       OF

                      SERIES A CONVERTIBLE PREFERRED STOCK

                                       OF

                               US DATAWORKS, INC.

                              A NEVADA CORPORATION


         The undersigned certify that:

         1. He is the President and the Secretary, respectively, of US Dataworks, Inc. (the "Corporation" or "Company"), and he has been authorized to execute this certificate by resolution of the board of directors adopted on June__, 2003.

         2. The original Certificate of Designation of Series A Convertible Preferred Stock was filed with the Secretary of State of Nevada on April 11, 2000. The Corporation's name was SonicPort.com, Inc. when such original Certificate of Designation was filed.

         3. The Amended and Restated Certificate of Designation of Series A Convertible Preferred Stock attached hereto as EXHIBIT A has been duly approved by the board of directors and shareholders holding a majority of the shares of Series A Preferred Stock of this Corporation.

         4. The Amended and Restated Certificate of Designation of Series A Convertible Preferred Stock so adopted reads in full as set forth in EXHIBIT A attached hereto and correctly sets forth the text of the Certificate of Designation of Series A Preferred Stock as amended as of the date hereof, is hereby incorporated herein by this reference, and hereby amends and restates the designation and number of Series A Preferred Stock, and fixes the relative rights, preferences and limitations thereof.

         I further declare under penalty of perjury under the laws of the State of Nevada that the matters set forth in this certificate are true and correct to my own knowledge.

         DATE: _________, 2003

                                         _______________________________________
                                         Terry Stepanik, President and Secretary

                                    EXHIBIT A
                                    ---------

                 AMENDED AND RESTATED CERTIFICATE OF DESIGNATION

                                       OF

                      SERIES A CONVERTIBLE PREFERRED STOCK

                                       OF

                               US DATAWORKS, INC.

--------------------------------------------------------------------------------


         Section 1. DESIGNATION AND AMOUNT. The designation of this series, which consists of _________ shares of Preferred Stock, is Series A Convertible Preferred Stock (the "Series A Preferred Stock" or "Preferred Stock") and the stated value shall be $_____ per share.

         Section 2. DIVIDEND. Holders of the Series A Convertible Preferred Stock shall be entitled to receive dividends at a rate of 15% per annum, on each April 1 and October 1, payable semiannually in arrears, commencing April 1, when and as declared by the Board of Directors, in preference and priority to any payment of any dividend on any other class of equity security. The right to receive dividends shall be cumulative. Dividends shall accrue on a daily basis and may be converted to the shares of common stock of the Corporation at the option of the holder. The Corporation covenants and agrees that so long as the Series A Convertible Preferred Stock is outstanding, the Corporation shall issue no equity security with a dividend preference on a parity with or senior to the Series A Convertible Preferred Stock.

         Section 3. REDEMPTION. The Corporation shall be entitled to redeem or retire all or any part of the Series A Convertible Preferred Stock anytime after the issuance (the "Redemption Date"), without the consent or affirmative vote of the holder of record of each share so as to be redeemed or retired at a redemption price of $_____ per share, plus any accrued but unpaid dividends, except that if the Corporation redeems a portion of or all of Series A Preferred Stock within 60 days from the date hereof, the redemption price per share shall equal to $____, upon giving to the holder a reasonable notice of such redemption.

         Section 4. LIQUIDATION RIGHTS. In the event of any voluntary or involuntary liquidations, dissolution or winding up of the Corporation, the holders of Series A Convertible Preferred Stock shall be entitled to receive from the assets of the Corporation $____ per share, plus accrued and unpaid dividends, all of which shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Corporation to, the holders of common stock or any other class of equity security in connection with such liquidation, dissolution, or winding up. Each share of Series A Convertible Preferred Stock shall rank on a parity with each other share of Series A Convertible Preferred Stock, with respect to the respective preferential amounts fixed for such series payable upon any distribution of assets by way of liquidation, dissolution, or winding up of the Corporation. After the payment or the setting apart of payment to the holders of Series A Convertible Preferred Stock of the preferential amount so payable to them, the holders of Common shares shall be entitled to receive all remaining assets of the Corporation, except as may be qualified in the Certificate of Incorporation of the Corporation. The Corporation covenants and agrees that so long as the Series A Convertible Preferred Stock is outstanding, the Corporation shall not issue any equity security with a liquidation preference senior to the Series A Convertible Preferred Stock.

         Section 5. (a) VOTING RIGHTS. The holders of Series A Convertible Preferred Stock shall be entitled to vote with the holders of common stock and holders of the Series A Convertible Preferred Stock. The holder of each share of Series A Convertible Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share of Preferred Stock could be converted at the record date for determination of the shareholders entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited, such votes to be counted together with all other shares of the corporation having general voting power and not separately as a class. Except as otherwise provided by law or provided in this certificate, the holders of the Series A Convertible Preferred Stock shall not be entitled to vote separately as a class.

         Section 6. CONVERSION RIGHTS. The holders of the Series A Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

                  (a) RIGHT TO CONVERT. Each share of Preferred Stock shall be convertible without the payment of any additional consideration by the holder thereof and, at the option of the holder thereof; at any time after the date of issuance of such share at the office of the corporation or any transfer agent for the Preferred Stock. Each share of Preferred Stock shall be convertible into such number of fully paid and nonassessable shares of Common Stock as will be determined by dividing the amount of Conversion Value, as defined below, by the Conversion Price. The Conversion Price per share of Series A Preferred Stock shall be equal to sixty percent (60%) of the average closing bid price for a period of ten (10) trading days immediately preceding the date of conversion, and the Conversion Value per share of Series A Preferred Stock shall be $____, plus any declared but unpaid dividends on the Series A Preferred Stock. For the purposes of this section, as may be applicable, the closing bid price of the Company's common stock shall be the closing bid price as reported by the National Association of Securities Dealers, Inc. NASDAQ SmallCap, National Markets or AMEX or the closing bid price in the over-the-counter market or, in the event the common stock is listed on a stock exchange, the closing bid price on such exchange as reported in The Wall Street Journal. The number of shares of Common Stock into which a share of Series A Preferred Stock is convertible is hereinafter referred to as the "Conversion Rate" of such series. The Conversion Price of Series A Preferred Stock shall be subject to adjustment from time to time as provided below.

                  (b) MECHANICS OF CONVERSION. Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the corporation or of any transfer agent for the Preferred Stock and shall give written notice to the corporation at such office that he elects to convert die same. The corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock a certificate or certificates for the number of shares of Common Stock to which he shall be entitled. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

                  (c) FRACTIONAL SHARES. In lieu of any fractional shares to which the holder of Preferred Stock would otherwise be entitled, the corporation shall pay cash equal to such fraction multiplied by the fair market value of one share of Common Stock as determined by the board of directors of the corporation. The number of whole shares issuable to each holder upon such conversion shall be determined on the basis of the number of shares of Common Stock issuable upon conversion of the total number of shares of Preferred Stock of each holder at the time converting into Common Stock.

                  (d) ADJUSTMENT OF CONVERSION PRICE. For so long as any shares of the Series A Preferred Stock are outstanding, if the Corporation: (i) issues and sells pursuant to an exemption from registration under the Securities Act
(A) Common Shares at a purchase price on the date of issuance thereof that is lower than the Conversion Price, (B) warrants or options with an exercise price representing a percentage of the Current Market Price with an exercise price on the date of issuance of the warrants or options that is lower than the agreed upon exercise price for the holder, except for employee stock option agreements or stock incentive agreements of the Corporation, or (C) convertible, exchangeable or exercisable securities with a right to exchange at lower than the Current Market Price on the date of issuance or conversion, as applicable, of such convertible, exchangeable or exercisable securities, except for stock option agreements or stock incentive agreements; and (ii) grants the right to the purchaser(s) thereof to demand that the Corporation register under the Securities Act such Common Shares issued or the Common Shares for which such warrants or options may be exercised or such convertible, exchangeable or exercisable securities may be converted, exchanged or exercised, then the Conversion Price shall be reduced to equal the lowest of any such lower rates.

         All calculations under this paragraph 6 shall be made to the nearest cent or to the nearest one hundredth (1/100) of a share, as the case may be.

         For the purpose of any computation pursuant to this paragraph 6(d), the "Current Market Price" at any date of one share of Common Stock, shall be deemed to be the average of the highest reported bid and the lowest reported offer prices on the preceding business day as furnished by the National Quotation Bureau, Incorporated (or equivalent recognized source of quotations); PROVIDED, HOWEVER, that if the Common Stock is not traded in such manner that the quotations referred to in this clause (viii) are available for the period required hereunder, Current Market Price shall be determined in good faith by the board of directors of the corporation, but if challenged by the holders of more than 50% of the outstanding Preferred Stock, then as determined by an independent appraiser selected by the board of directors of the corporation, the cost of such appraisal to be borne equally by the corporation and the challenging parties.

                  (e) MINIMAL ADJUSTMENTS. No adjustment in the Conversion Price need be made if such adjustment would result in a change in the Conversion Price of less than $0.0001. Any adjustment of less dean $0.0001 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.0001 or more in the Conversion Price.

                  (f) NO IMPAIRMENT. The corporation will not through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation, but will at all times in good faith assist in the carrying out of all the provisions of this paragraph 6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Preferred Stock against impairment.

                  (g) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Conversion Rate pursuant to this paragraph 6, the corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The corporation shall, upon written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments,
(ii) the Conversion Rate of such Series A at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of such holder's shares of Preferred Stock.

                  (h) RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Preferred Stock, the corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

                  (i) NO REISSUANCE OF CONVERTED SHARES. No shares of Preferred Stock which have been converted into Common Stock after the original issuance thereof shall ever again be reissued and all such shares so converted shall upon such conversion cease to be a part of the authorized shares of the corporation.

                  (j) NOTICES OF RECORD DATE. In the event of any taking by the corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property or to receive any other right, the corporation shall mail to each holder of Preferred Stock at least twenty (20) days prior to such record date, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution or right, and the amount and character of such dividend, distribution or right.

                  (k) NOTICES. Any notice required by the provisions of this paragraph 6 to be given to holders of shares of Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the corporation.

         Section 7. REGISTRATION RIGHTS. The shares of Common Stock issuable upon conversion of Preferred Stock shall have certain registration rights, as described below ("Piggyback Registration Rights"). The Company is obligated to register the Shares of Common Stock in any subsequent registration statement filed by the Company with the Securities and Exchange Commission, so that holders of such Common Stock shall be entitled to sell the same simultaneously with and upon the terms and conditions as the securities sold for the account of the Company are being sold pursuant to any such registration statement, subject to a 180 day hold-back for any such offering undertaken pursuant to such registration statement, if so required by an underwriter.

         Section 8. REACQUIRED SHARES. Any shares of Series A Convertible Preferred Stock acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof and may not be reissued.

         Section 9. RANK. The Series A Convertible Preferred Stock shall rank, with respect to the distribution of assets, senior to any and all other series of any other class of Preferred Stock.

         Section 10. AMENDMENT. The Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences, or special rights of the Series A Convertible Preferred Stock so as to affect them adversely without the affirmative vote of majority of the holders of the outstanding shares of Series A Convertible Preferred Stock, voting together as a single class.

         Section 11. EQUITY SECURITY. "Equity Security" shall mean a security of any class of stock, whether preferred or common, and any debt security which is convertible into a security of any class of stock, whether preferred or common.

                                                                      Appendix D

                 AMENDED AND RESTATED CERTIFICATE OF DESIGNATION

                                       OF

                      SERIES B CONVERTIBLE PREFERRED STOCK

                                       OF

                               US DATAWORKS, INC.

                              A NEVADA CORPORATION


         The undersigned certify that:

         1. He is the President and the Secretary, respectively, of US Dataworks, Inc. (the "Corporation" or "Company"), and he has been authorized to execute this certificate by resolution of the board of directors adopted on June __, 2003.

         2. The original Certificate of Designation of Series B Convertible Preferred Stock was filed with the Secretary of State of Nevada on August 27, 2000. The Corporation's name was SonicPort.com, Inc. when such original Certificate of Designation was filed.

         3. The Amended and Restated Certificate of Designation of Series B Convertible Preferred Stock attached hereto as EXHIBIT A has been duly approved by the board of directors and shareholders holding a majority of the shares of Series B Preferred Stock of this Corporation.

         4. The Amended and Restated Certificate of Designation of Series B Convertible Preferred Stock so adopted reads in full as set forth in EXHIBIT A attached hereto and correctly sets forth the text of the Certificate of Designation of Series B Preferred Stock as amended as of the date hereof, is hereby incorporated herein by this reference, and hereby amends and restates the designation and number of Series B Preferred Stock, and fixes the relative rights, preferences and limitations thereof.

         I further declare under penalty of perjury under the laws of the State of Nevada that the matters set forth in this certificate are true and correct to my own knowledge.

         DATE: _________, 2003

                                         _______________________________________
                                         Terry Stepanik, President and Secretary

                                    EXHIBIT A
                                    ---------


                 AMENDED AND RESTATED CERTIFICATE OF DESIGNATION


                                       OF


                      SERIES B CONVERTIBLE PREFERRED STOCK


                                       OF


                               US DATAWORKS, INC.

--------------------------------------------------------------------------------

         Section 1. DESIGNATION AND AMOUNT The designation of this series, which consists of ________ shares of Preferred Stock, is Series B Convertible Preferred Stock (the "Series B Preferred Stock" or "Preferred Stock") and the stated value shall be $_____ per share.

         Section 2. DIVIDEND Holders of the Series B Convertible Preferred Stock shall be entitled to receive dividends at a rate of 10% per annum, on each September 1 and March 1, payable semiannually in arrears, commencing September 1, when and as declared by the Board of Directors, in preference and priority to any payment of any dividend on any other class of equity security. The right to receive dividends shall be cumulative. Dividends shall accrue on a daily basis and may be converted to the shares of common stock of the Corporation at the option of the holder. The Corporation covenants and agrees that so long as the Series B Convertible Preferred Stock is outstanding, the Corporation shall issue no equity security with a dividend preference on a parity with or senior to the Series B Convertible Preferred Stock, except for Series A Convertible Preferred Stock which ahs already been issued and is outstanding.

         Section 3. REDEMPTION The Corporation shall be entitled to redeem or retire all or any part of the series B Convertible Preferred Stock anytime after the issuance (the "Redemption Date"), without the consent or affirmative vote of the holder of record of each share so as to be redeemed or retired at a redemption price of $_____ per share, plus any accrued but unpaid dividends upon giving the holder a reasonable notice of such redemption.

         Section 4. LIQUIDATION RIGHTS In the event of any voluntary or involuntary liquidations, dissolution or winding up of the Corporation, the holders of Series B Convertible Preferred Stock shall be entitled to receive from the assets of the Corporation $_____ per share, plus accrued and unpaid dividends, all of which shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Corporation to, the holders of common stock or any other class of equity security in connection with such liquidation, dissolution, or winding up. Each share of Series B Convertible Preferred Stock shall rank on a parity with each other share of Series B Convertible Preferred Stock, with respect to the respective preferential amounts fixed for such series payable upon any distribution of assets by way of liquidation, dissolution, or winding up of the

Corporation. After the payment or the setting apart of payment to the holders of Series B convertible Preferred Stock of the preferential amount so payable to them, the holders of Common shares shall be entitled to receive all remaining assets of the corporation, except as may be qualified in the Certificate of Incorporation of the Corporation. The Corporation covenants and agrees that so long as the Series B Convertible Preferred Stock is outstanding, the Corporation shall not issue any equity security with a liquidation preference senior to the Series B Convertible Preferred Stock.

         Section 5. (a) VOTING RIGHTS The holders of Series B Convertible Preferred Stock shall be entitled to vote with the holders of common stock and holders of the Series B Convertible Preferred Stock. The holder of each share of Series B Convertible Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share o Preferred Stock could be converted at the record date for determination of the shareholders entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited, such votes to be counted together with all other shares of the corporation having general voting power and not separately as a class. Except as otherwise provided by law or provided in this certificate, the holders of the Series B Convertible Preferred Stock shall not be entitled to vote separately as a class.

         Section 6. CONVERSION RIGHTSThe holders of the Series B Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

                  (a) RIGHT TO CONVERT. Each share of Preferred Stock shall be convertible without the payment of any additional consideration by the holder thereof and, at the option of the holder thereof, at any time after the date of issuance of such share at the office of the corporation or any transfer agent for the Preferred Stock. Each share of Preferred Stock shall be convertible into an equal number of fully paid and nonassessable shares of Common Stock. The Conversion Price per share of Series B Preferred stock shall be equal to $_____ per share.

                  (b) MECHANICS OF CONVERSION. Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the corporation or of any transfer agent for the Preferred Stock and shall give written notice to the corporation oat such office that he elects to convert the same. The corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock a certificate or certificates for the number of shares of Common Stock to which he shall be entitled. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

                  (c) NO IMPAIRMENT. The corporation will not through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation, but will at all times in good faith assist in the carrying out of all the provisions of this paragraph 6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Preferred Stock against impairment.

                  (d) RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Preferred Stock, the corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

                  (e) NO REISSUANCE OF CONVERTED SHARES. No shares of Preferred Stock which have been converted into Common Stock after the original issuance thereof shall ever again be reissued and all such shares so converted shall upon such conversion cease to be a part of the authorized shares of the corporation.

                  (f) NOTICES OF RECORD DATE. In the event of any taking by the corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property or to receive any other right, the corporation shall mail to each holder of Preferred Stock at lest twenty (20) days prior to such record date, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution or right, and the amount and character of such dividend, distribution or right.

                  (g) NOTICES. Any notice required by the provisions of this paragraph 6 to be given to holders of shares of Preferred Stock shall be deemed given if deposited n the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the corporation.

         All calculations under this paragraph 6 shall be made to the nearest cent.

         Section 7. REGISTRATION RIGHTS The shares of Common Stock issuable upon conversion of Preferred Stock shall have certain registration rights, as described below ("Piggyback Registration Rights"). The Company is obligated to register the Shares of Common Stock in any subsequent registration statement filed by the Company with the Securities and Exchange Commission, so that holders of such Common Stock shall be entitled to sell the same simultaneously with and upon the terms and conditions as the securities sold for the account of the Company are being sold pursuant to any such registration statement, subject to a 180 day hold-back for any such offering undertaken pursuant to such registration statement, if so required by an underwriter.

         Section 8. REACQUIRED SHARESAny shares of Series B Convertible Preferred Stock acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof and may not be reissued.

         Section 9. RANK The Series B Convertible Preferred Stock shall ran, with respect to the distribution of assets, junior to Series A Convertible Preferred Stock and senior to any and all other series of any class of Preferred Stock to be issued in the future.

         Section 10. AMENDMENT The Articles of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences, or special rights of the Series B Convertible Preferred Stock so as to affect them adversely without the affirmative vote of majority of the holders of the outstanding shares of Series B Convertible Preferred Stock, voting together as a single class.

         Section 11. EQUITY SECURITY "Equity Security" shall man a security of any class of stock, whether preferred or common, and any debt security which is convertible into a security of any class of stock, whether preferred or common.

PROXY                                                                      PROXY

                               US DATAWORKS, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR ANNUAL MEETING -- SEPTEMBER 10, 2003

CHARLES E. RAMEY and JOHN S. REILAND, or either of them, each with the power of substitution, are hereby authorized to represent as proxies and vote with respect to the proposals set forth below and in the discretion of such proxies on all other matters that may be properly presented for action all shares of stock of US Dataworks, Inc. (the "Company") the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's offices at 5301 Hollister Road, Suite 250, Houston, Texas on Wednesday, September 10, 2003 at 9:30 a.m. or at any postponements or adjournments thereof, and instructs said proxies to vote as follows:

Shares represented by this proxy will be voted as directed by the stockholder. IF NO SUCH DIRECTIONS ARE INDICATED, THE PROXIES WILL HAVE THE AUTHORITY TO VOTE FOR THE ELECTION OF CLASS I DIRECTORS AND FOR ITEMS 2, 3, 4, 5, 6, 7 AND 8.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS AND FOR ITEMS 2, 3, 4, 5, 6 AND 8.

                                                       Please mark    +--------+
                                                       your votes as  |        |
                                                       indicated in   |    X   |
                                                       this example   +--------+


                                                    FOR              WITHOLD
                                                all nominees        AUTHORITY
                                                listed below     to vote for all
                                             (except as marked       nominees
                                              to the contrary)     listed below

1.  ELECTION OF CLASS I DIRECTORS

  Nominees: Joe Abrell     John L. Nicholson, M.D,   [ ]               [ ]
            Barry Venison

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
________________________________________________

                                                         FOR   AGAINST   ABSTAIN
2.  To approve the Subordinated, Convertible Note        [ ]     [ ]       [ ]
    and Warrant Agreement:

                                                         FOR   AGAINST   ABSTAIN
3.  To approve the amendment to the Company's            [ ]     [ ]       [ ]
    Amended and Restated 2000 Stock Option Plan to increase the number of shares available for issuance thereunder:

                                                         FOR   AGAINST   ABSTAIN
4.  To approve the amendment to the Company's            [ ]     [ ]       [ ]
    Amended and Restated 2000 Stock Option Plan to increase the maximum number of shares subject to options granted to an employee during the term of the plan:

                                                         FOR   AGAINST   ABSTAIN
5. To approve the amendments to the Company's            [ ]     [ ]       [ ]
   Amended and Restated 2000 Stock Option Plan to increase the number of options granted to non-employee members of the Board of Directors:

                                                         FOR   AGAINST   ABSTAIN
6. To approve the amendment to the Company's             [ ]     [ ]       [ ]
   Amended and Restated 2000 Stock Option Plan to permit the granting of restricted stock awards:

                                                         FOR   AGAINST   ABSTAIN
7. To approve the granting of discretionary authority    [ ]     [ ]       [ ]
   to the Board of Directors to effect a reverse stock split of the Company's outstanding shares of Common
   Stock, Series A Convertible Preferred Stock and
   Series B Convertible Preferred Stock at a ration within the range from one-for-five to one-for-ten:

                                                         FOR   AGAINST   ABSTAIN
8. To ratify the appointment of Ham, Langston &          [ ]     [ ]       [ ]
   Brezina, LLP as the Company's independent auditors:

9. In their discretion, upon such other business as may properly come before the meeting.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. (INSTRUCTION: To withhold authority to vote 5. for any individual nominee, write that nominee's name in the space provided below.)




Signature(s)___________________________________________ Dated_____________, 2003

Please sign exactly as name(s) appear on this proxy. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held jointly, each holder should sign.